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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRIANGLE PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 30, 2014

Dear Stockholder:

        It is my pleasure to invite you to attend Triangle Petroleum Corporation's 2014 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held on July 17, 2014 at 9:00 a.m. local time at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, CO 80202. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting.

        The Board of Directors welcomes this opportunity to have a dialogue with our stockholders and looks forward to your comments and questions.

        Rules adopted by the Securities and Exchange Commission allow companies to make materials available to stockholders using either the "notice only" or "full set delivery" options. This year, we have elected to mail proxy materials and our Annual Report on Form 10-K for the fiscal year ended January 31, 2014, filed with the SEC on April 14, 2014, to our stockholders using the "full set delivery" option. However, in the future we may take advantage of the "notice only" option.

        It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold. Whether or not you plan to attend, please promptly submit your proxy in one of the ways outlined in the accompanying Proxy Statement in order to vote your shares at the Annual Meeting.

        I look forward to seeing you on July 17, 2014.

Kind Regards,

Dr. Peter Hill
 Chairman of the Board

TRIANGLE PETROLEUM CORPORATION
1200 17th STREET, SUITE 2600
DENVER, COLORADO 80202
TELEPHONE: (303) 260-7125

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The annual meeting of the stockholders of Triangle Petroleum Corporation (the "Company") will be held on July 17, 2014, at 9:00 a.m. local time at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, CO 80202 for the purposes of:

  1.
  Electing the six (6) directors nominated by the Company and identified in the accompanying proxy statement to hold office until the next annual meeting of stockholders;

  2.
  Ratifying the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015;

  3.
  Approving the Triangle Petroleum Corporation 2014 Equity Incentive Plan; and

  4.
  Transacting such other business as may properly come before the meeting or any adjournments thereof.

        Only stockholders of record at the close of business on May 19, 2014 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal executive offices of the Company, during usual business hours, for examination by any stockholder for any purpose germane to the meeting for 10 days prior to the date thereof. The proxy materials are being furnished to stockholders on or about May 30, 2014.

By Order of the Board of Directors,

Ashley Garber Corporate Secretary

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

TRIANGLE PETROLEUM CORPORATION
1200 17th STREET, SUITE 2600
DENVER, COLORADO 80202
TELEPHONE: (303) 260-7125

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2014
AT OUR CORPORATE OFFICES
AT 9:00 AM LOCAL TIME

SOLICITATION OF PROXIES

        The enclosed proxy is solicited by the board of directors (the "Board of Directors" or the "Board") of Triangle Petroleum Corporation (the "Company," "we," "us" or "our") for use at the annual meeting of the Company's stockholders (the "Annual Meeting") to be held at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, CO 80202, on July 17, 2014, at 9:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials are being furnished to stockholders on or about May 30, 2014.

REVOCABILITY OF PROXY AND SOLICITATION

        Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. For shares held of record, revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal executive offices of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. For shares held beneficially in street name (see "Questions and Answers About These Proxy Materials—What is the Difference Between a Stockholder of Record and a Beneficial Owner of Shares Held in Street Name?"), a stockholder may revoke a proxy by following the instructions provided by the stockholder's broker, trustee or nominee. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with providing this proxy statement (the "Proxy Statement") and the solicitation of proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

        Each of the Notice of Annual Meeting of Stockholders, the Proxy Statement, and the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2014, filed with the SEC on April 17, 2014 ("Fiscal 2014 Form 10-K"), is available at http://viewproxy.com/trianglepetroleum/2014/.

        Rules adopted by the Securities and Exchange Commission (the "SEC") allow companies to send stockholders a notice of internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to stockholders. However, in the future we may take advantage of the notice and access distribution option. If, in the future, we choose to send such notices, they will contain instructions on how stockholders can access our notice of meeting and proxy statement via the internet. They will also contain instructions on how stockholders can request to receive their materials electronically or in printed form on a one-time or ongoing basis.

RECORD DATE

        Stockholders of record at the close of business on May 19, 2014 will be entitled to receive notice of, attend and vote at the Annual Meeting.

 ACTION TO BE TAKEN UNDER PROXY

        Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Jonathan Samuels, our President and Chief Executive Officer, and Justin Bliffen, our Chief Financial Officer, or either one of them who acts, will vote:

  •
  FOR the election of the persons named herein as nominees to serve as directors of the Company, for a term expiring at the 2015 Annual Meeting of Stockholders (or until their successors are duly elected and qualified);

  •
  FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015;

  •
  FOR the approval of the proposed Triangle Petroleum Corporation 2014 Equity Incentive Plan (the "2014 Incentive Plan"); and

  •
  According to their judgment with respect to such other matters or business as may properly come before the Annual Meeting or any adjournments thereof.

        Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

        As of May 19, 2014, there were 86,135,392 shares of common stock of the Company, par value $0.00001 per share (the "Common Stock"), issued and outstanding, which constitute all of the shares of outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

        One-third of the outstanding shares of Common Stock, or 28,711,798 shares as of May 19, 2014, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (as discussed below) will be counted as present for purposes of determining a quorum.

        Brokers holding shares for customers are generally not entitled to vote on "non-routine" matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received such instructions from its customers on a proposal. A "broker non-vote" occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. The only proposal at the Annual Meeting considered a "routine" matter for these purposes is the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015, and brokers are entitled to vote uninstructed shares only with respect to that proposal. The other proposals are non-routine. Therefore, brokers are not entitled to vote on those matters unless the brokers receive voting instructions from their customers. As a result, it is very important that the Company's beneficial owners provide instruction to their brokers on how to vote their shares.

        Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

  •
  A nominee for director will be elected if the votes cast for the nominee's election exceed the votes cast against such nominee's election. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote.

  •
  The proposal to ratify KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015 will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. An abstention will have the effect of a vote against this proposal. Brokers have discretionary authority and may vote on this proposal without having instructions from the beneficial owners or persons entitled to vote thereon.

  •
  In accordance with the rules of NYSE MKT LLC ("NYSE MKT"), the proposal to approve the 2014 Incentive Plan will require approval by a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on such matter. Abstentions and broker non-votes will be considered shares present for purposes of establishing a quorum but will not be considered as votes cast and therefore will have no effect on the outcome of the vote on this proposal.

        An affiliate of Natural Gas Partners ("NGP") holds a convertible note (the "Convertible Note") issued by us with a principal amount of $130,363,364.85 as of March 31, 2014. While NGP is not entitled in its capacity as holder of the Convertible Note to vote at the Annual Meeting, pursuant to the terms of an Investment Agreement (the "Investment Agreement") entered into concurrently with the Convertible Note, so long as not less than 50% of the initial principal amount of the Convertible Note is outstanding and held by NGP, the Company has agreed to (i) obtain the prior written consent of NGP before submitting certain matters to a vote of the holders of Common Stock for approval, or (ii) require the approval of sufficient holders of Common Stock as would be required to approve such matters if the Convertible Note held by NGP had been converted into shares of Common Stock immediately prior to the record date for such meeting of stockholders and NGP had voted all of such shares of Common Stock against such matters. NGP has provided its written consent to all of the proposals set forth in this Proxy Statement to which it is entitled to consent under the Investment Agreement.

        We are incorporated in the State of Delaware and, accordingly, are subject to the Delaware General Corporation Law. Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

        We have delivered printed versions of these materials to you by mail in connection with the Company's solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also provide you with information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Annual Meeting on or about May 30, 2014.

What is included in these materials?

        These materials include:

  •
  the Notice of Annual Meeting of Stockholders;

  •
  this Proxy Statement for the Annual Meeting;

  •
  the Fiscal Year 2014 Annual Report to Stockholders, which includes the Company's fiscal year 2014 Form 10-K; and

  •
  the proxy card and voting instruction form for the Annual Meeting.

What is the proxy card?

        The proxy card enables stockholders of record to appoint Jonathan Samuels, our President and Chief Executive Officer, and Justin Bliffen, our Chief Financial Officer, as their representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What items will be voted on?

        You are being asked to vote on the election of the six nominated members of our Board of Directors, the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015, and the approval of the 2014 Incentive Plan. We will also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

        Our Board of Directors unanimously recommends that you vote your shares FOR each of the six persons nominated for director, FOR ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015, and FOR the approval of the 2014 Incentive Plan.

Who can vote at the Annual Meeting?

        There were 86,135,392 shares of Common Stock outstanding on May 19, 2014, held by 23 holders of record. Only stockholders of record at the close of business on May 19, 2014 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. All shares of Common Stock will vote together as a single class. Information about the stockholding of the Company's directors and executive officers is set forth in "Proposal 1—Election of Directors—Security Ownership of Certain Beneficial Owners and Management."

Who will be admitted to the Annual Meeting?

        Admission to the Annual Meeting will be limited to our stockholders of record on May 19, 2014, persons holding proxies from such stockholders, beneficial owners of our Common Stock on May 19, 2014, our directors, and our employees. If your shares are registered in your name, we will verify your ownership at the meeting in our list of stockholders as of May 19, 2014. If your shares are held through a broker, bank or other nominee, you must bring proof of your beneficial ownership of the shares. This proof could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of May 19, 2014. You may also send proof of ownership to us at Triangle Petroleum Corporation, Attention: Corporate Secretary, 1200 17th Street, Suite 2600, Denver, CO 80202, or by email at info@trianglepetroleum.com before the Annual Meeting and we will send you an admission card.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

        Most of our stockholders hold their shares in "street name" through an account at a brokerage firm, bank or other nominee holder, rather than holding shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

  Stockholder of Record

        If on May 19, 2014, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and this Proxy Statement and the other proxy materials were sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

  Beneficial Owner of Shares Held in Street Name

        If on May 19, 2014, your shares were held in an account at a brokerage firm, bank, broker-dealer or other nominee holder, then you are considered the beneficial owner of shares held in street name, and this Proxy Statement and the other proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account, and you have been or will be provided a voting instruction form for that purpose. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

        Stockholders of Record.    If you are a stockholder of record, you may vote by any of the following methods:

  •
  Via the Internet.  You may vote by proxy via the internet by following the instructions provided on the proxy card.

  •
  By Telephone.  You may vote by calling the toll free number found on the proxy card.

  •
  By Mail.  You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

  •
  In Person.  You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

        Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

  •
  Via the Internet.  You may vote by proxy via the internet by following the instructions provided in the notice provided by your broker.

  •
  By Telephone.  You may vote by proxy by calling the toll free number found on the voting instruction form.

  •
  By Mail.  You may vote by proxy by filling out the voting instruction form and returning it in the pre-addressed, postage-paid envelope provided.

  •
  In Person.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

        You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivery to the Company's Corporate Secretary at 1200 17th Street, Suite 2600, Denver, Colorado 80202 of a written notice of revocation or a properly created proxy bearing a later date prior to the Annual Meeting. Please note, however, that if your shares are held in street name, you must follow any instructions provided by your broker to revoke or change your vote.

How are proxies voted?

        All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder's instructions.

What happens if I do not give specific voting instructions?

        Stockholders of Record.    If you are a stockholder of record and you (i) indicate when voting by telephone that you wish to vote as recommended by the Board of Directors or (ii) sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

        Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

Is my vote kept confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

  •
  as necessary to meet applicable legal requirements;

  •
  to allow for the tabulation and certification of votes; and

  •
  to facilitate a successful proxy solicitation.

        Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company's management and the Board of Directors.

Who pays the solicitation expenses?

        We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers or employees, none of whom will receive additional compensation for such solicitation. We have retained Alliance Advisors to assist in the solicitation of proxies at an estimated cost of approximately $20,000, plus reasonable expenses. Those holding shares of Common Stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where do I find the voting results of the Annual Meeting?

        We will announce voting results at the Annual Meeting and in a current report on Form 8-K.

Who can help answer my questions?

        If you need assistance in voting by telephone or over the internet or completing your proxy card, or have questions regarding the Annual Meeting, please contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
877-777-5603
(Banks and brokers please call: 973-873-7721).

PROPOSAL 1—ELECTION OF DIRECTORS

Information about the Nominees

        Our Bylaws currently specify that the number of directors shall be at least three and no more than 15 persons. Our Board of Directors currently consists of six persons, all of whom have been nominated by our Nominating and Corporate Governance Committee to stand for re-election. Each director is elected to serve until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director's earlier resignation or removal.

        In connection with our issuance of the Convertible Note to an affiliate of NGP and pursuant to our obligations under the related Investment Agreement, we increased the size of our Board of Directors from five to six members and appointed Roy A. Aneed, as designee of NGP, to fill the newly-created vacancy effective as of July 31, 2012. NGP has again nominated Mr. Aneed as its designated director, which nomination has also been supported by our Nominating and Corporate Governance Committee. Under the terms of the Investment Agreement, if Mr. Aneed is not re-elected by the stockholders, then our Board of Directors must again increase the size of the Board by one person and fill such newly-created vacancy with NGP's designated director. NGP's right to designate a director will terminate at such time that (i) NGP ceases to hold at least the lesser of (x) 50% of the shares of Common Stock that would be issuable to NGP upon conversion of the Convertible Note as of the issuance of the Convertible Note and (y) 10% of the then-outstanding shares of Common Stock (such ownership being determined after giving pro forma effect to an assumed full conversion of any outstanding portion of the Convertible Note), or (ii) NGP is in material breach of its standstill obligations or anti-hedging covenants under the Investment Agreement.

        The following table and biographies describe for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director and his directorships with other companies whose securities are registered with the SEC.

Names	Ages	Titles
Peter Hill	67	Chairman of the Board
Jonathan Samuels	35	Director, Chief Executive Officer, President
F. Gardner Parker(1)(2)	72	Director
Gus Halas(1)(2)	63	Director
Randal Matkaluk(1)(2)	56	Director
Roy A. Aneed(1)	35	Director

(1)
Independent Director, Member of Compensation Committee, Member of Nominating and Corporate Governance Committee

(2)
Member of Audit Committee

        Peter Hill has been a director since November 2009 and Chairman of the Board since April 2012. From April 2012 to February 2013, Dr. Hill served as Executive Chairman, having served previously as Chief Executive Officer of the Company since November 2009 and President and Chief Executive Officer of the Company from November 2009 until May 2011. Dr. Hill has over 40 years of experience in the international oil and natural gas industry. He commenced his career in 1972 and spent 22 years in senior positions at British Petroleum including Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill then worked as Vice President of Exploration at Ranger Oil Ltd. in England (1994-1995), Managing Director Exploration and Production at Deminex GMBH Oil in Germany (1995-1997), Technical Director/Chief Operating Officer at Hardy Oil & Gas plc (1998- 2000), President and Chief Executive Officer at Harvest Natural Resources, Inc. (2000-2005), Director/Chairman at Austral Pacific

Energy Ltd. (2006-2008), independent advisor to Palo Alto Investors (January 2008 to December 2009) and Non-Executive Chairman at Toreador Resources Corporation (January 2009 to April 2011). Dr. Hill was appointed to the board of directors of Midstates Petroleum Company, Inc. in April 2013, and he has served as their interim President and Chief Executive Officer since March 31, 2014. Dr. Hill has a B.Sc. (Honors) in Geology and a Ph.D. Dr. Hill's qualifications to sit on the Board of Directors include significant public company governance experience, significant experience as an exploration geologist and over 20 years of general management experience.

        Jonathan Samuels has been a director since December 2009. In April 2012, Mr. Samuels was appointed Chief Executive Officer and principal executive officer of the Company, having served previously as Chief Financial Officer since December 2009, and continues to also serve as President of the Company, a position to which he was appointed in May 2011. Prior to joining us, Mr. Samuels was an investment professional responsible for research and investment sourcing in the energy sector at Palo Alto Investors, a hedge fund founded in 1989. Mr. Samuels worked for five years at California-based Palo Alto Investors. Mr. Samuels received his B.A. from the University of California and his M.B.A. from the Wharton School. He also has a Certified Financial Analyst designation. Mr. Samuels' qualifications to sit on the Board of Directors include significant capital markets experience and significant experience investing in public companies.

        F. Gardner Parker has been a director since November 2009, and served as Chairman of the Board of Directors from November 2009 until April 2012. From 1970 to 1984, Mr. Parker worked at Ernst & Ernst (now Ernst & Young LLP), an accounting firm, and was a partner at that firm from 1978 to 1984. Mr. Parker served as Managing Outside Trust Manager with Camden Property Trust, a real estate investment trust, from 1998 to 2005 and still serves as a Trust Manager of Camden Property Trust. He has also served as a director of Carrizo Oil & Gas, Inc. (CRZO) since 2000. Mr. Parker also serves on the board of Hercules Offshore, Inc. (HERO) and serves as the Chairman of the board of Sharps Compliance Corp. (SMED). He is a graduate of The University of Texas and is a C.P.A. in Texas. Mr. Parker is board certified by the National Association of Corporate Directors (the "NACD") and is also a NACD Board Leadership Fellow. Mr. Parker's qualifications to sit on the Board of Directors include significant public company governance and audit experience.

        Gus Halas has been a director since October 2011. Mr. Halas was Chief Executive Officer and President of Central Garden & Pet Company from April 2011 to May 2013. Mr. Halas was Chief Executive Officer and President of T-3 Energy Services, Inc. from May 2003 to March 2009 and also served as Chairman of the board of directors from March 2004 to March 2009. From August 2001 to April 2003, Mr. Halas served as Chief Executive Officer and President at Clore Automotive, Inc. From January 2001 to May 2001, Mr. Halas served as Chief Executive Officer and President at Marley Cooling Tower of United Dominion Industries Limited. From January 1999 to August 2000, Mr. Halas served as President at Ingersoll Dresser's Pump Services Group. Mr. Halas has also held leadership positions at Sulzer Industries, Inc. from 1986 to 1999 and was a director of Aquilex Corporation from June 2007 to July 2011. Mr. Halas has been a member of the advisory board of White Deer Energy since August 2009, and he was appointed as a director of Hooper Holmes, Inc. in April 2013. Mr. Halas received his BS in Physics and Economics from Virginia Tech University. Mr. Halas' qualifications to sit on the Board of Directors include his extensive executive management experience and background in the energy industry.

        Randal Matkaluk has been a director since August 2007. Since February 2010, Mr. Matkaluk has been the Chief Financial Officer of Capio Exploration Ltd., a private oil and natural gas exploration and development company. From November 2008 to November 2009, Mr. Matkaluk was the Chief Financial Officer and Corporate Secretary of Vigilant Exploration Inc., a private oil and natural gas exploration company that was acquired by Tourmaline Oil Corp. in November 2009. From March 2006 to October 2008, Mr. Matkaluk was an independent businessman. Mr. Matkaluk has been a director of Euromax Resources Ltd. since September 2010 and was a director of Virtutone Networks Inc. from

October 2005 until September 2013. Between January 2003 and February 2006, Mr. Matkaluk was the co-founder and Chief Financial Officer of Relentless Energy Corporation, a private oil and natural gas exploration company. Between June 2001 and December 2002, Mr. Matkaluk was the Chief Financial Officer of Antrim Energy Inc., a public international oil and natural gas exploration company listed on the TSX Exchange. Mr. Matkaluk has also worked for Gopher Oil and Gas Company from May 1997 to October 1998 and Cube Energy Corp. from January 1984 to April 1997. Mr. Matkaluk has been a Chartered Accountant since 1983. Mr. Matkaluk received his Bachelor's Degree in Commerce in 1980 from the University of Calgary. Mr. Matkaluk's qualifications to sit on the Board of Directors include significant public company governance and audit experience.

        Roy A. Aneed has been a director since July 2012. Mr. Aneed has been employed by NGP Energy Capital Management, L.L.C. ("NGP ECM") since June 2007. NGP ECM's principal business is serving as the management company of the Natural Gas Partners family of funds. The Natural Gas Partners funds provide capital to companies involved in the oil and gas industry. Mr. Aneed is currently a Managing Director at Natural Gas Partners. He is involved in deal sourcing and execution as well as the monitoring of various portfolio companies. Prior to joining Natural Gas Partners, from approximately 2003 to 2007, Mr. Aneed worked as a Senior Associate at Graham Partners, Inc., a middle market buyout fund based outside of Philadelphia, Pennsylvania focused on U.S. manufacturing companies. Prior to 2003, Mr. Aneed was an analyst with the Investment Banking division of Citigroup in New York. In 2001, Mr. Aneed received a Bachelor's of Science in Economics from the Wharton School of Finance at the University of Pennsylvania with concentrations in Finance and Management as well as a minor in European History. Mr. Aneed's qualifications to sit on the Board of Directors include significant financial and transactional background in the energy industry.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES.

Information about the Board of Directors

Composition of the Board of Directors

        Our Board of Directors currently consists of six members, including our Chairman and Chief Executive Officer. We have four directors that qualify as independent directors under the corporate governance standards of the NYSE MKT, and we have three directors that satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Board of Directors Leadership Structure

        Our Board of Directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. To this end, our Board of Directors has no policy mandating the combination or separation of the roles of Chairman and Chief Executive Officer and believes the matter should be discussed and considered from time to time as circumstances change. We currently have a separate Chairman and Chief Executive Officer. This leadership structure is appropriate for us at this time as it permits our Chief Executive Officer to focus on management of our day-to-day operations, while allowing our Chairman to lead our Board of Directors in its fundamental role of overseeing, and providing advice and guidance to, our management.

Board of Directors Oversight of Risk Management

        Our entire Board of Directors oversees our risk management process. The process involves a company-wide approach to risk management, carried out by management. Our entire Board of

Directors determines appropriate risks for us generally, assesses the specific risks faced by our Company, and reviews the steps taken by management to manage those risks.

        While the entire Board of Directors maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Compensation Committee believes that the Company's executive compensation program does not encourage excessive risk or unnecessary risk taking. Our Audit Committee oversees management of enterprise risks, as well as financial risks, and is also responsible for overseeing potential conflicts of interests. Pursuant to the Board of Directors' instruction, management regularly reports on applicable risks to the relevant committee or the entire Board of Directors, as appropriate, with additional review or reporting on risks conducted as needed or as requested by the Board of Directors and its committees.

Meetings

        During fiscal year 2014, the Board of Directors held fourteen meetings. All of the members of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors. The Board of Directors also approved certain actions by unanimous written consent during fiscal year 2014. One-third of the current number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors consent in writing to the action.

Director Attendance at the Annual Meeting

        All members of the Board of Directors are encouraged, but not required, to attend the Annual Meeting. All of our directors attended our 2013 Annual Meeting of Stockholders.

Board of Directors Committees

        The Board of Directors currently has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Members serve on these committees until their respective resignations or until otherwise determined by our Board of Directors. Our Board of Directors may, from time to time, establish other committees. Each standing committee operates under a written charter adopted by the Board. The charters are posted on our website at www.trianglepetroleum.com and are available in print to any stockholder upon request.

  Audit Committee

        The Audit Committee is currently comprised of three directors, Messrs. Randal Matkaluk, F. Gardner Parker and Gus Halas, with Mr. Matkaluk elected as Chairman of the committee. Our Board of Directors has determined that all members of the Audit Committee are "independent" directors for purposes of Rule 10A-3 under the Exchange Act and the rules of the NYSE MKT. The Board of Directors has determined that Mr. Matkaluk, who is a Chartered Accountant having over 30 years of financial experience, qualifies as an "Audit Committee financial expert" as such term is defined by the SEC in Item 407 of Regulation S-K. During fiscal year 2014, the Audit Committee met six times and each of its members attended at least 75% of the meetings. The Audit Committee also approved certain actions by unanimous written consent during fiscal year 2014.

        The Audit Committee is appointed by our Board of Directors to assist the Board of Directors in overseeing (1) the quality and integrity of our financial statements; (2) the independent auditor's qualifications and independence; (3) the performance of our independent auditor; and (4) our compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee charter adopted by the Board of Directors. The charter grants to the Audit Committee sole responsibility for the appointment, compensation and evaluation of our independent auditor, and for establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from us, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval.

  Compensation Committee

        The Compensation Committee is currently comprised of four directors, Messrs. Randal Matkaluk, F. Gardner Parker, Gus Halas, and Roy A. Aneed, with Mr. Halas elected as Chairman of the committee. Our Board of Directors has determined that all of the members of the Compensation Committee are "independent" directors under the rules of the NYSE MKT, are "non-employee" directors as defined in Rule 16b-3(b)(3) under the Exchange Act and are "outside" directors within the meaning of Section 162(m)(4)(c)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). During fiscal year 2014, the Compensation Committee met eight times and each of its members attended at least 75% of the meetings.

        The Compensation Committee is responsible for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy and periodically evaluating the terms and administration of our incentive plans and benefit programs.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is currently comprised of four directors, Messrs. Randal Matkaluk, F. Gardner Parker, Gus Halas, and Roy A. Aneed, with Mr. Parker elected as Chairman of the committee. Our Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are "independent" directors under the rules of the NYSE MKT. During fiscal year 2014, the Nominating and Corporate Governance Committee met twice and each of its members attended both meetings.

        The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending to the Board of Directors candidates for Board of Directors membership; advising the Board of Directors with respect to the corporate governance principles applicable to us; and overseeing the evaluation of the Board of Directors and management.

        Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

  •
  high personal and professional ethics and integrity;

  •
  the ability to exercise sound judgment;

  •
  the ability to make independent analytical inquiries;

  •
  a willingness and ability to devote adequate time and resources to diligently perform board and committee duties; and

  •
  the appropriate and relevant business experience and acumen.

        In addition to these minimum qualifications, the Nominating and Corporate Governance Committee will also take into account the following factors when considering whether to nominate a potential director candidate:

  •
  whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

  •
  whether the person's nomination and election would enable the Board of Directors to have a member who qualifies as an "Audit Committee financial expert" as such term is defined by the SEC in Item 407 of Regulation S-K;

  •
  whether the person would qualify as an "independent" director under the listing standards of the various stock markets and exchanges;

  •
  the importance of continuity of the existing composition of the Board of Directors to provide long-term stability and experienced oversight; and

  •
  the importance of diversified Board of Director membership, in terms of both the individuals involved and their various experiences and areas of expertise.

        The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Board of Directors must comply with the following:

  •
  the recommendation must be made in writing to our Corporate Secretary;

  •
  the recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years and evidence of the recommending person's ownership of our Common Stock;

  •
  the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly those relevant to board membership, relating to character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and similar matters; and

  •
  a statement from the stockholder nominee indicating that such nominee wants to serve on the Board of Directors and could be considered "independent" under the listing standards of the various stock markets and exchanges and the SEC as applicable at that time.

        All candidates submitted by stockholders will be evaluated by the Board of Directors according to the criteria discussed above and in the same manner as all other director candidates.

Code of Ethics

        We have adopted a Code of Business Conduct and Ethics for Directors, Officers and Employees (the "Code of Ethics"), which is a code of ethics as defined in Item 406(b) of Regulation S-K and is designed to deter wrongdoing and to promote honest and ethical conduct and full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications. The Code of Ethics promotes compliance with applicable governmental laws, rules and regulations. The Code of Ethics contains information regarding whistleblower procedures and is posted on our website in the Corporate Governance section. In the event the Board approves an amendment to or waiver of any provision of our Code of Ethics, we will disclose the required information pertaining to such amendment or waiver on our website at http://www.trianglepetroleum.com.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has been in the past an officer or employee of our Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company for which one of our executive officers serves as a member of the board of directors or compensation committee.

Director Compensation

        The director compensation package for non-employee directors consists of annual cash compensation and discretionary awards of stock options or Restricted Stock Units ("RSUs").

        Directors received compensation for their services for fiscal year 2014 as set forth below

Name	Fees Earned or Paid in Cash(a)		Stock Awards(b)		Option Awards	Non-Equity Incentive Plan Compensation		Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Peter Hill	$56,250		$199,500		—	$—		$—	$—	$255,750
Gus Halas	$50,000		$133,000		—	$—		$—	$—	$183,000
Randy Matkaluk	$50,000		$133,000		—	$—		$—	$—	$183,000
F. Gardner Parker	$50,000		$133,000		—	$—		$—	$—	$183,000
Roy A. Aneed(c)	$50,000	(c)	$—	(d)	—	$133,000	(d)	$—	$—	$183,000

(a)
As Chairman of the Board of Directors, Dr. Hill receives annual cash fees of $75,000 per year, payable in quarterly installments, which began in July 2013 after he transitioned away from his role as an executive officer of the Company. Messrs. Halas, Matkaluk, Parker, and Aneed each receive $50,000 per year, payable in quarterly installments, for their services as a director.

(b)
This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Each unit represents a right at its vesting to receive one share of Common Stock. Dr. Hill was granted an award of 30,000 RSUs on August 30, 2013 for his services as Chairman of the Board of Directors, which will vest entirely on August 30, 2014 and were valued at the $6.65 per share closing price of our Common Stock on the grant date. On the same date, Messrs. Halas, Matkaluk, and Parker were each granted 20,000 RSUs, which will also vest entirely on August 30, 2014 and were valued at the $6.65 per share closing price of our Common Stock on the grant date. As of January 31, 2014, each of Messrs. Halas, Matkaluk and Parker had 20,000 unvested RSUs outstanding, and Dr. Hill had 356,969 unvested RSUs outstanding.

(c)
Fees and awards earned by Mr. Aneed are issued directly to NGP pursuant to internal NGP rules.

(d)
In lieu of granting RSUs to Mr. Aneed, assuming that Mr. Aneed remains a member of the Company's Board of Directors through August 30, 2014, the Company will make a cash payment to NGP of $133,000 (20,000 times the $6.65 per share closing price of our Common Stock on August 30, 2013).

        Mr. Samuels is not included in the above table because, as an executive officer of the Company, he received no additional compensation for his services as a director. The compensation received by Mr. Samuels as an executive officer is shown in "—Executive Compensation—Summary Compensation Table."

Executive Officers

        Executive officers are appointed by our Board of Directors and serve until their successors are appointed by our Board of Directors. Biographical resumes of each executive officer are set forth below.

        Jonathan Samuels, age 35, was appointed Chief Executive Officer and principal executive officer of the Company in April 2012, having served previously as Chief Financial Officer since December 2009, and continues to also serve as President of the Company, a position to which he was appointed in May 2011. Prior to joining us, Mr. Samuels was an investment professional responsible for research and investment sourcing in the energy sector at Palo Alto Investors, a hedge fund founded in 1989. Mr. Samuels worked for five years at California-based Palo Alto Investors. Mr. Samuels received his

B.A. from the University of California and his M.B.A. from the Wharton School. He also has a Certified Financial Analyst designation.

        Justin Bliffen, age 38, was appointed Chief Financial Officer of the Company in February 2013, having previously served as VP of Finance and EVP of Finance of the Company, sequentially, beginning in March 2011. Since joining the Company, Mr. Bliffen has been instrumental to the Company's corporate finance, budgeting, strategic, and capital markets initiatives. Prior to joining the Company, Mr. Bliffen served as an Associate and Vice President energy derivatives trader at Goldman Sachs from August 2008 to February 2011. Prior to joining Goldman Sachs, Mr. Bliffen served for eight years as a United States Naval Officer and six years as a Navy SEAL. Mr. Bliffen received his B.S. in Systems Engineering from the United States Naval Academy and his M.B.A. with a Major in Finance from the Wharton School.

        R. Curt Dacar, age 55, has served as the Chief Executive Officer of RockPile Energy Services, LLC ("RockPile"), the Company's wholly-owned pressure pumping and oilfield services subsidiary, since joining RockPile in September of 2011. Prior to RockPile, Mr. Dacar spent 32 years with Schlumberger Technology Corporation in executive management and operational roles. During his tenure with Schlumberger Technology Corporation, he spent 14 years in the Williston Basin managing the Oilfield Services Division. Mr. Dacar possesses extensive knowledge of the pressure pumping value chain, engineering/design, sales, contract negotiations, and field operations. Mr. Dacar holds a B.S. in Business Management.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information with respect to the beneficial ownership of our Common Stock of: (1) each person or entity known to us who owns of record or beneficially 5% or more of any class of our voting securities; (2) each of our executive officers and directors; and (3) all of our directors and executive officers as a group. The percentage of beneficial ownership of our Common Stock is based upon 86,135,392 shares issued and outstanding on May 19, 2014.

        Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock. Unless otherwise noted, the address of each beneficial owner is c/o 1200 17th Street, Suite 2600, Denver, Colorado 80202.

NAME AND ADDRESS OF OWNER	TITLE OF CLASS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)		PERCENTAGE OF CLASS
Peter Hill	Common Stock	354,684		*
Jonathan Samuels	Common Stock	992,608	(2)	1.14%
F. Gardner Parker	Common Stock	178,272	(3)	*
Randal Matkaluk	Common Stock	168,101		*
Gus Halas	Common Stock	135,000		*
Roy A. Aneed	Common Stock	—		*
Justin Bliffen	Common Stock	74,743		*
R. Curt Dacar	Common Stock	—		*
All Executive Officers and Directors as a Group (8 persons)	Common Stock	1,903,408	(4)	2.19%
ActOil Bakken, LLC(5)	Common Stock	11,350,000	(5)(6)	13.18%
Natural Gas Partners(7)	Common Stock	25,595,420	(7)(8)	24.99%
Keeley Asset Management Corp.(9)	Common Stock	4,712,211	(9)(10)	5.47%

*
Less than 1%.

(1)
Security ownership information for beneficial owners is taken from statements filed with the SEC pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock (i) issuable upon the vesting of RSUs within 60 days of the date of the table, and (ii) subject to options that are currently exercisable or exercisable within 60 days of the date of the table, are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those RSUs or options but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes (i) 63,333 shares of Common Stock underlying options that are currently exercisable at an exercise price of $1.25 per share, (ii) 75,000 shares of Common Stock underlying options that vest on July 4, 2014 with an exercise price of $7.50 per share, (iii) 75,000 shares of Common Stock underlying options that vest on July 4, 2014 with an exercise price of $8.50 per share, (iv) 150,000 shares of Common Stock underlying options that vest on July 4, 2014 with an exercise price of $10.00 per share (v) 150,000 shares of Common Stock underlying options that vest on July 4, 2014 with an exercise price of $12.00 per share, and (vi) 150,000 shares of Common Stock underlying options that vest on July 4, 2014 with an exercise price of $15.00 per share.

(3)
Includes (i) 45,000 shares of Common Stock underlying options that are currently exercisable at an exercise price of $1.25 per share and (ii) 6,000 shares held by Mr. Parker's spouse.

(4)
Includes (i) 108,333 shares of Common Stock underlying options that are currently exercisable and (ii) 600,000 shares of Common Stock underlying options that vest on July 4, 2014.

(5)
ActOil Bakken, LLC's address is c/o Teachers Insurance and Annuity Association of America, 730 Third Avenue, 4th Floor, New York, NY 10017.

(6)
Includes 11,350,000 shares of our Common Stock issued to ActOil Bakken, LLC on August 28, 2013 pursuant to the Stock Purchase Agreement, dated August 6, 2013 (the "TIAA Stock Purchase Agreement"), between TIAA and the Company. Pursuant to an Assignment Agreement, dated as of August 28, 2013, TIAA assigned the right to purchase, pursuant to the TIAA Stock Purchase Agreement, 11,350,000 shares of our Common Stock to ActOil Bakken, LLC. ActOil Bakken, LLC is a wholly owned subsidiary of TIAA Oil and Gas Investments, LLC ("TOGI"), its sole member. TOGI is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), its sole member. Because of the foregoing relationships, each of ActOil Bakken, LLC, TOGI and TIAA may be deemed to beneficially own all of the shares of our Common Stock held by ActOil Bakken, LLC. TOGI has a Board of Managers currently composed of Lisa Ferraro, Marietta Moshiashvili and Andrew Leicester, each of whom is an employee of TIAA. Ultimately, the voting and dispositive control that TIAA may effect on ActOil Bakken, LLC's investment through TOGI will be subject to internal controls, authorizations, and governance structures that are not dependent on specific personnel. Each of ActOil Bakken, LLC, TOGI, TIAA, Lisa Ferraro, Marietta Moshiashvili and Andrew Leicester disclaims beneficial ownership of such securities except to the extent of their pecuniary interest therein.

(7)
Natural Gas Partners' address is 5221 N. O'Connor Blvd., Suite 1100, Irving, TX 75039.

(8)
Includes (i) 16,295,420 shares of Common Stock of issuable upon conversion of the Convertible Note held by NGP Triangle Holdings LLC ("NGP Triangle") with an outstanding principal balance of $130,363,364.26 as of March 31, 2014, at a conversion price of $8.00 per share, (ii) 8,118,407 shares of Common Stock issued to NGP Natural Resources X, L.P. ("NGP X") on March 8, 2013 pursuant to the Stock Purchase Agreement, dated March 2, 2013 (the "NGP Stock Purchase Agreement"), between NGP Triangle and the Company, and (iii) 1,181,593 shares of Common Stock issued to NGP Natural Resources X Parallel Fund, L.P. ("NGP Parallel") on March 8, 2013 pursuant to the NGP Stock Purchase Agreement. Pursuant to an Assignment Agreement, dated as of March 7, 2013, NGP Triangle assigned the right to purchase, pursuant to the Stock Purchase Agreement, 8,118,407 shares of Common Stock to NGP X and 1,181,593 shares of Common Stock to NGP Parallel. NGP X owns a controlling interest in NGP Triangle and, therefore, may be deemed to share voting and dispositive power securities held by NGP Triangle and to be the beneficial owner of such securities. GFW X, L.L.C. ("GFW X") and G.F.W. Energy X, L.P. ("G.F.W. Energy") may be deemed to share voting and dispositive power over securities held by NGP Triangle and therefore may also be deemed to be the beneficial owner of such securities by virtue of GFW X being the sole general partner of G.F.W. Energy, which is the sole general partner of NGP X. GFW X and G.F.W. Energy may be deemed to share voting and dispositive power over securities held by NGP Parallel and therefore may also be deemed to be the beneficial owner of such securities by virtue of GFW X being the sole general partner of G.F.W. Energy, which is the sole general partner of NGP Parallel. Kenneth A. Hersh, an Authorized Member of GFW X, may also be deemed to share the power to vote, or to direct the vote, and to dispose, or to direct the disposition, of such securities. Mr. Hersh does not directly own any reported securities. GFW X has delegated full power and authority to manage NGP X to NGP Energy Capital Management, L.L.C. ("NGP

  Management") and accordingly, NGP Management may be deemed to share voting and dispositive power over securities held by NGP Triangle and therefore may also be deemed to be the beneficial owner of such securities. Each of NGP Triangle, NGP Parallel, NGP X, G.F.W. Energy, GFW X, Mr. Hersh and NGP Management disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

(9)
Keeley Asset Management Corp.'s address is 111 West Jackson, Suite 810, Chicago, Illinois 60604.

(10)
As reported pursuant to a Schedule 13G filed with the SEC on February 7, 2014, Keeley Asset Management Corp. is an Investment Adviser with sole dispositive power over 4,712,211 shares of the Company's Common Stock, with sole voting power over 4,599,381 shares of the Company's Common Stock. John L. Keeley, Jr., President of Keeley Asset Management Corp., also reported beneficial ownership of 1,610 shares as an individual.

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

        This compensation discussion and analysis ("CD&A") provides a general description of the compensation programs we maintained for the following individuals in fiscal year 2014 (our "named executive officers"):

  •
  Jonathan Samuels, President and Chief Executive Officer;

  •
  Justin Bliffen, Chief Financial Officer;

  •
  R. Curt Dacar, Chief Executive Officer of RockPile Energy Services, LLC;

  •
  Peter Hill, Chairman of the Board of Directors and Former Executive Chairman; and

  •
  Joseph Feiten, Former Principal Accounting Officer.

        This CD&A is intended to place in perspective the information contained in the executive compensation tables that follow this discussion. Although the information presented in this CD&A focuses on our fiscal year 2014, we also describe compensation actions taken before and after fiscal year 2014 to the extent such discussion enhances the understanding of our executive compensation disclosure.

General Background

        In fiscal year 2014 we built upon the positive momentum that we created in fiscal years 2012 and 2013. Under the leadership of Mr. Samuels, we continued our focus at Triangle USA Petroleum Corporation ("TUSA") on growing our production volumes through the efficient development of our operated Bakken Shale and Three Forks drilling inventory in the Williston Basin of North Dakota and Montana. We also continued to implement our vertical integration strategy by expanding the Company's presence in the pressure pumping and oilfield services market through our subsidiary RockPile Energy Services, LLC ("RockPile") and in the midstream gathering, transportation, processing, and disposal market through our Caliber Midstream Partners, LP ("Caliber") joint venture. Our continued momentum resulted in rapid growth in fiscal year 2014, reflected in our stronger balance sheet, our current market capitalization of over $897.5 million as of May 19, 2014, our over 390 employees, and the significant fiscal year 2014 accomplishments highlighted below.

        Fiscal year 2014 also brought changes to our senior management team. In February of 2013, Dr. Hill relinquished his executive role as Executive Chairman of the Board of Directors and assumed a director role as Chairman of the Board. He also continued on as a non-executive employee of the Company in a senior advisory capacity. February of 2013 also saw the promotion of Mr. Bliffen from EVP of Finance to Chief Financial Officer of the Company. Lastly, effective December 10, 2013, Mr. Feiten retired as an employee of the Company, at which time he transitioned to a consulting role.

        From a compensation perspective, the Company's significant positive results over the past year under Mr. Samuels' leadership convinced us to move aggressively to secure his services for the long term, and we entered into an amended employment agreement with Mr. Samuels on July 4, 2013. We also granted Mr. Samuels a significant equity incentive in the form of time based "out-of-the-money" stock options to purchase up to 6,000,000 shares of our Common Stock with exercise prices ranging from $7.50 per share up to $15.00 per share (the "CEO Option Grant"). The CEO Option Grant vests over five years and was approved overwhelmingly by our stockholders at our 2014 annual meeting. In addition, the Company's maturation over the past year convinced us that instituting a set of key performance indicators ("KPIs") would meaningfully drive and reward Mr. Samuels' performance, and we therefore proceeded with adopting such KPIs in December of 2013 for his fiscal year 2014 bonus.

2014 Business Results

        In fiscal year 2014, we delivered the following strong operational and financial results, in addition to expanding on the operating platform that will allow the Company to continue its strong growth:

  •
  Drilled and completed 27 gross (20.1 net) operated wells, a net well increase of 112% versus fiscal year 2013;

  •
  Increased average daily production by approximately 295% year-over-year to 5,286 barrels of oil equivalent per day;

  •
  Increased proved reserves from approximately 14,637 thousand barrels of oil equivalent ("Mboe") at January 31, 2013 to 40,314 Mboe at January 31, 2014, an increase of approximately 175% year-over-year;

  •
  Generated total revenues of $258.7 million, an increase of 326% from fiscal year 2013;

  •
  Revenues from oil and gas sales increased from $39.6 million in fiscal year 2013 to $160.5 million in fiscal year 2014;

  •
  Consolidated revenues from oilfield services increased from $20.7 million in fiscal year 2013 to $98.2 million in fiscal year 2014;

  •
  Increased net income attributable to common stockholders to $73.5 million for fiscal year 2014, or $0.91 per diluted share, an increase of $87.2 million from fiscal year 2013;

  •
  Generated cash flow from operating activities of $85.6 million;

  •
  Increased operated drill spacing units from 92 in fiscal year 2013, including 33 in our core area, to 101 in fiscal year 2014, including 42 in our core area;

  •
  RockPile completed 31 TUSA wells and 50 third-party wells, as compared to 12 TUSA wells and 5 third party wells in fiscal year 2013;

  •
  RockPile deployed into service a second hydraulic fracturing spread and its first wireline unit;

  •
  RockPile acquired Team Well Service, Inc., an operator of well service rigs in North Dakota;

  •
  Connected 31 new wells to the Caliber midstream system; and

  •
  Caliber closed a currently undrawn $200.0 million credit facility secured only by Caliber's assets (no guaranty).

2014 Compensation Highlights

        Our fiscal year 2014 executive compensation reflected the exceptional performance of our management team as well as the executive transition activities described above. Key executive compensation actions for fiscal year 2014 included:

  •
  Execution of the amended employment contract and stand-alone stock option grant agreement with Mr. Samuels, which provide for, among other things:

  •
  An increase in his base salary to $500,000 per annum

  •
  An annual cash bonus opportunity of up to 200% of base salary tied to performance

  •
  A cash inducement bonus of $1,250,000 payable in quarterly installments through February 1, 2014, subject to Mr. Samuels' continued employment

  •
  The CEO Option Grant

  •
  A cash transaction incentive payable upon a liquidity event involving RockPile or Caliber, the amount of which is based on the investment gain realized by the Company with respect to the relevant entity

  •
  Execution of an employment agreement for Mr. Bliffen based on his promotion to Chief Financial Officer of the Company;

  •
  Annual cash bonus awards of $1,000,000 for Mr. Samuels, $187,500 for Mr. Bliffen, and $340,000 for Mr. Dacar, in recognition of their services and the results achieved in fiscal year 2014;

  •
  Execution of a consulting agreement with Mr. Feiten to secure the continued provision of his services on a limited basis following his retirement; and

  •
  Entry into a new compensation arrangement with Dr. Hill to account for his continued employment with the Company in a non-executive advisory capacity.

Compensation Objectives

        The objectives of our compensation programs are to (i) attract, motivate and retain highly-talented executives who can generate shareholder value by developing, implementing, and efficiently running oil and gas related businesses, (ii) align the interests of our executives with those of our stockholders, and (iii) reward our executives based on performance. We have traditionally sought to position base salary at the median of our peers with the potential to award to the 75th percentile of peers for outstanding performance measured on a number of criteria, including growth in share price, asset value, reserves, acres, revenue, production and others, as determined by the Compensation Committee (the "Committee").

General Compensation Philosophy

Compensation Should Relate to Performance

        Based on this philosophy, a significant portion of our named executive officers' compensation is in the form of annual cash bonuses and long-term equity-based incentives. Each of these incentives plays a role in aligning pay with the Company's performance and in aligning the long-term financial interests of our named executive officers with those of our stockholders.

Compensation Should Be Market Competitive

        We are in an intensely competitive market for top level executive talent. Accordingly, it is vital for us to provide compensation opportunities that are competitive with, or that exceed, the market we compete in for executive talent. In order to gauge the effectiveness of our compensation programs in this regard, we periodically engage compensation consulting firms to perform peer compensation analysis for us. For fiscal year 2014, we did not set a new peer group but instead used the benchmarking done for fiscal year 2013 as a guide for the market competitiveness of our fiscal year 2014 compensation.

        The fiscal year 2013 benchmarking was performed in the fall of calendar year 2012 by Longnecker & Associates ("L&A"). Given the rapidly evolving nature of our business at the time, establishing an appropriate peer group proved to be challenging, so L&A developed two peer groups—a "current" peer group, reflecting oil and gas exploration companies of similar financial size (based on items such as revenue, assets, market capitalization, and enterprise value) and operational similarity (recognizing the vertical integration of our business, operational footprint, and similarity of reserves)—and a "future growth" peer group, reflecting oil and gas companies of the financial size and operational similarity to which we aspired to become in the next three years. The "current" and "future growth" peer groups were as follows:

Current Peer Group	Future Growth Peer Group
Barnwell Industries	Approach Resources, Inc.
Double Eagle Petroleum Co	Callon Petroleum Co.
Evolution Petroleum Corp	Carrizo Oil & Gas Inc.
FX Energy Inc.	Contango Oil & Gas Company
Gastar Exploration Ltd	Crimson Exploration Inc.
Geomet Inc.	EXCO Resources Inc.
Miller Energy Resources Inc.	Goodrich Petroleum Corp.
Delta Petroleum	Kodiak Oil & Gas Corp.
Postrock Energy Corp.	Laredo Petroleum Holdings, Inc.
Synergy Resources Corp.	Magnum Hunter Resources Corp.
Zaza Energy Corp.	Niska Gas Storage Partners LLC
Saratoga Resources Inc.	Oasis Petroleum Inc.
PDC Energy, Inc.
Resolute Energy Corporation
Rosetta Resources, Inc.
Swift Energy Co.
VAALCO Energy Inc.

        We used both the "current" and "future growth" peer groups in setting and determining compensation for fiscal year 2014, although we did not target compensation at any particular percentile of either group.

Our Executive Compensation Programs Should Evolve as our Business Evolves

        Prior to fiscal year 2014, the dynamic and rapidly evolving nature of our business demanded that we retain complete flexibility in assessing our named executive officers' performance and in determining the appropriate rewards for that performance. However, as our business has evolved and has begun to mature, we believe it necessary to have our executive compensation structure evolve as well. Accordingly, for the first time in fiscal year 2014, we instituted KPIs with respect to the evaluation and payment of our CEO's annual cash bonus. We expect that we will continue to make these types of incremental changes to our executive compensation programs as our business continues to evolve in order to measure and incentivize performance in line with our evolving strategic initiatives.

The Company Should Aggressively Retain High Performing Executives

        We believe strongly in locking up the services of our high performing executives for the long term. Specifically, we believe that Mr. Samuels is a principal driver of the outstanding results the Company has achieved over the past several years and that, if presented with the opportunity to do so, the Company should move aggressively to secure his services for the long-term. Thus, we entered into an amended employment agreement with Mr. Samuels on July 4, 2013, made the CEO Option Grant, and granted the RockPile and Caliber transaction incentives, which provided, on a one-time basis, substantially all of Mr. Samuels' future equity upside in the Company and in RockPile and Caliber. Although such grants do not fit the annual equity grant model favored by other publicly traded oil and gas companies or industry standard corporate governance practices, we believe the benefit to the Company of locking up Mr. Samuels' services significantly outweighs any such concerns. We note as well that our stockholders agree with us in this regard, as they approved the CEO Option Grant at our 2013 Annual Meeting by a strong majority (66%) of the votes cast.

Executives Should Have Significant Equity or Equity Incentives

        We believe strongly that our named executive officers should have meaningful equity or equity incentive awards in the Company. Our philosophy is that such holdings create the desired incentives and retention features that are integral to aligning the interests of our executive team with those of our stockholders. In particular, meaningful equity or equity incentive holdings (i) provide increased remuneration to the holder with an increase in our stock price, thereby aligning the interests of our executive team with those of our stockholders, (ii) discourage undue risk-taking, as a significant portion of our equity awards remain unvested and therefore must be held by the executive for a considerable period of time, (iii) encourage retention, based on the vesting schedule associated with equity incentive awards, and (iv) encourage investment and facilitate capital raising activities by the Company, as investors understand and appreciate that our executives have ample "skin-in-the-game." Accordingly, in fiscal years 2011 and 2012 we made RSU grants to Messrs. Hill and Samuels to both make up for the lack of awards in previous years and to bring their indirect equity stake to a level closer to market. For fiscal year 2014, we awarded the CEO Option Grant and established the RockPile and Caliber transaction bonus program for Mr. Samuels, awarded a signing grant of 250,000 RSUs (five year vesting) to Mr. Bliffen upon executing his employment agreement, and also awarded annual bonus RSU grants (five year vesting) to Messrs. Bliffen and Dacar (along with the grant of RockPile Series B Units to Mr. Dacar) in April 2014 based on fiscal year 2014 performance. Although we do not currently have stock ownership guidelines for all of our executives or directors, Mr. Samuels is prohibited under his new employment contract, with limited exceptions, from selling Company Common Stock until July 3, 2018, and we may institute stock ownership guidelines for our other named executive officers in the future.

Compensation for Certain Executives Should Incentivize Performance in Each of Our Business Lines and for the Company as a Whole

        Given our vertical integration strategy, we believe it is increasingly important that we incentivize certain of our executives with respect to both Company-wide performance and the performance of RockPile and Caliber. Each of our business lines is important to the success and growth of the Company, and providing specific incentives to our corporate executives who may affect the results of those business lines, such as our CEO, aligns their compensation with the results of each of those business lines. Accordingly, our CEO KPIs place substantial weighting on the growth and development of both RockPile and Caliber. Similarly, our CEO transaction bonus program also places great emphasis on the growth and development of both RockPile and Caliber, and rewards our CEO, at a future date, for maximizing the return on our investment in each business line. Similarly, given the increased importance of RockPile to our Company-wide success, we have for the first time made RSU grants to both the CEO and CFO of RockPile, who were previously compensated solely based on the performance of RockPile. We believe that by expanding the scope of RockPile executives' compensation to include Company equity incentives, it will focus those executives on the growth and success of the Company as a whole, and not just on the RockPile segment of our business.

Compensation Should Take Into Account Tax and Accounting Consequences when Appropriate

        The Committee's current focus is primarily to incentivize and reward performance that increases shareholder value and that supports the growth of the Company. This will be achieved by implementing compensation policies and processes that are finely tuned to both operational performance and value growth. Accordingly, our compensation programs are not largely driven by tax and accounting considerations. However, where appropriate, the Committee does consider the tax and accounting ramifications of the Company's plans, arrangements and agreements. For example:

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  Section 162(m) of the Code disallows, with certain exceptions, a federal income tax deduction for annual compensation over $1 million paid to so-called "covered employees"—usually the principal executive officer and the three other most highly-compensated named executive officers of the Company. An exception to the deduction limit is provided under Code Section 162(m) for performance-based compensation paid pursuant to stockholder-approved plans that meet certain criteria. Given our expectation of minimal cash tax liability for U.S. income tax purposes, compliance with the performance-based compensation exception to Code Section 162(m) in fiscal year 2014 was not a priority for us.

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  Section 409A of the Code provides that all amounts of "deferred compensation" (which may include items such as bonuses, severance pay, and similar compensation components not generally thought of as deferred compensation) are currently included in gross income and are subject to an additional 20% income tax, to the extent not subject to a substantial risk of forfeiture and not previously included in gross income, unless certain requirements are met. We have designed or amended our plans and programs with the intent that they either be exempt from or comply with Code Section 409A.

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  Financial Accounting Standards Board Accounting Standards Codification, Topic 718, "Compensation—Stock Compensation" ("ASC Topic 718") requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of RSUs and certain other equity-based awards are accounted for under ASC Topic 718. The Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Compensation Process—Making Executive Compensation Decisions

Role of Our Compensation Committee

        The Committee (i) reviews the goals and objectives of our executive compensation plans and adopts, or recommends to the Board for adoption, such plans and changes to such plans; (ii) evaluates the performance of our CEO and our other executive officers and determines and approves the compensation level of the CEO and our other executive officers based on such performance evaluation; (iii) reviews and approves any employment, severance or termination arrangements with our executive officers; (iv) reviews and approves any perquisites or other personal benefits to our executive officers; and (v) performs such other duties as are assigned to it by the Committee charter and our organizational documents. The Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant or other advisor to be used to assist in the evaluation of director or executive officer compensation or to otherwise assist with the Committee in carrying out any of its responsibilities. The Committee has sole authority to approve any such consultant's or advisor's fees and other retention terms and has authority to cause the Company to pay the fees and expenses of any such consultant or advisor.

Role of the Compensation Consultants

        The Committee did not materially engage any compensation consultants in regards to setting fiscal year 2014 compensation. However, it did rely on and use the peer group identification and compensation benchmarking performed by L&A in regards to fiscal year 2013 compensation as background in making, or confirming, fiscal year 2014 compensation decisions. The Committee reviews the engagement of any independent compensation consultants and as a part of that process reviews a summary of all services provided by the consultants and related costs. For fiscal year 2014, no consultant had performed any other material services for the Company, had any business or personal relationships with the Committee members or executive officers of the Company, or owned any stock of the Company, and each consultant had maintained policies and procedures designed to avoid conflicts of interest.

Role of Management in Determining Executive Compensation

        Mr. Samuels played a significant role in the Committee's establishment of our fiscal year 2014 executive compensation programs. Significant aspects of his role in the process included:

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  Assessing his own performance and evaluating the performance of Messrs. Bliffen and Dacar;

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  Providing feedback on industry compensation levels;

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  Proposing base salary levels, bonus amounts, and long-term incentive awards for our named executive officers, including himself; and

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  Attending meetings of the Committee when requested.

        Although Mr. Samuels is involved in the compensation process, the Committee is solely responsible for all executive compensation decisions and in all events acts independently of management. Mr. Samuels is not present during voting or deliberations concerning our executive compensation programs.

Annual Compensation Review

        The Committee typically conducts an annual review of Company and individual performance in the first quarter of each fiscal year, after our audited financial statements have been completed and the Company's reserve report has been issued. Based on that review, the Committee determines cash bonus amounts for the prior fiscal year and long-term equity incentive awards for the current fiscal year (based on performance in the prior fiscal year) for all of our employees, including our named executive officers. We may, at such time, also determine to adjust the base salaries of our employees, including our named executive officers. When determining annual bonus amounts, long-term equity compensation awards, and base salary adjustments, the Committee considers the following:

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  Market data for each compensation component, based on compensation surveys of peer companies prepared by our compensation consultants;

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  Individual and Company performance and areas of individual responsibility relative to the market data;

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  Compensation of other executive officers in the Company; and

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  The recommendations of Mr. Samuels with respect to the compensation of the executives and other employees who report directly to him.

Interim Reviews

        In addition to the annual performance review process, the Committee will from time to time conduct an interim review of compensation based on the hiring of new employees, the promotion of existing employees, or as otherwise appropriate or necessary, such as with respect to Mr. Samuels' amended employment agreement in July of 2013. In general, the Committee will consider the same factors in setting or making interim compensation decisions as it does when conducting annual performance reviews. For new hires, the Committee will also review the incoming executive's compensation at his or her previous employment, along with other factors that may be relevant (such as the difficulty in recruiting the executive).

Consideration of Say-on-Pay Vote

        The Committee considers the result of the non-binding "say-on-pay" vote of our stockholders concerning the compensation of our named executive officers. At our 2013 Annual Meeting, a strong majority (67%) of the votes cast approved the compensation of our named executive officers. In addition, at that same 2013 Annual Meeting, a strong majority (66%) of the votes cast approved the CEO Option Grant to Mr. Samuels. Accordingly, the Committee concluded that our executive compensation programs generally meet the expectations of our stockholders, and we did not modify our executive compensation approach in fiscal year 2014 in response to such results.

Compensation Risk Assessment

        We regularly evaluate the major risks to our business, including how risks taken by management could impact the value of executive compensation. The Committee believes that while there are certain risks inherent in the nature of the Company's business, the Company's compensation program does not encourage our executives or our non-executive employees to take inappropriate or excessive risks. The risk-mitigating factors of our compensation program include the following:

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  An appropriate balance of quantitative and qualitative KPIs for Mr. Samuels' fiscal year 2014 annual bonus;

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  An appropriate balance of fixed and at-risk compensation components;

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  An appropriate mix of cash and equity, with significant weighting on long-term incentive awards;

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  Contractual prohibition on Mr. Samuels' right to sell Company stock until July 3, 2018, subject to limited exceptions;

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  Extended vesting schedules on equity grants;

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  Caps on payout of incentive awards; and

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  Committee authority over plan design and final determination of actual compensation awards.

        The Committee believes that these factors encourage all of our employees to focus on the Company's sustained long-term performance.

Elements of Our Compensation and Why We Pay Each Element

        Our named executive officers' fiscal year 2014 compensation consisted principally of the following components:

Component	What it is	Why we pay or provide it
BASE COMPENSATION
Base Salary

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fixed annual compensation we pay to each of our named executive officers based on market data and their specific job responsibilities, experience, unique value, and demonstrated and anticipated individual contributions

• attract and retain executive talent • provides sufficient, regularly-paid income on which employees can rely
INCENTIVE COMPENSATION
Cash Bonus	• discretionary annual bonuses based on individual and corporate performance • CEO annual bonus based on achievement of key performance indicators ("KPIs") • CEO inducement bonus	• attract and retain executive talent • reward executives for performance during the fiscal year • provide specific retention incentive for special circumstances

Long-Term Equity Incentives	• Restricted stock units • RockPile Series B Units • CEO Option Grant • CEO RockPile and Caliber transaction incentives	• attract, retain and reward our named executive officers • align executive interests with those of our stockholders • reward performance • positively affect risk management
OTHER COMPENSATION
Severance and Change of Control Benefits

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Cash severance payable upon certain involuntary terminations of employment, along with continued provision of certain employee benefits

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Enhanced severance benefits upon termination following a change of control

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attract, motivate and retain our executive officers

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give the Company the flexibility to make decisions regarding organizational issues with agreed-upon severance terms

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encourage executive officers to remain with the Company and focus on their responsibilities to the Company during an actual or threatened change in control, when prospects for continued employment are often uncertain

Component	What it is	Why we pay or provide it
Other Post-Termination Arrangements	• Feiten consulting arrangement • Dr. Hill continued employment arrangement	• Maintain knowledge and expertise following executive departure • Secure continued services and expertise of departing or retiring executive

Benefits and Perquisites	• Broad-based 401(k) plan • Health and welfare benefits provided to company employees generally • Limited perquisites, such as Mr. Samuels' car allowance	• Attract and retain employees • Allow employees to save for retirement on a tax-advantaged basis • Provide important coverage to employees in the case of sickness or injury

Fiscal Year 2014 Compensation Actions

        Base Salary.    For fiscal year 2014, the Committee took the following actions with respect to the base salaries of our named executive officers:

Executive	Base Salary February 1, 2013	Base Salary January 31, 2014	Percent Change	Specific Reason(s) for Action or Inaction
Jonathan Samuels	$400,000	$500,000	+25%

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Salary increase recognizes the outstanding performance of Mr. Samuels in fiscal year 2014 and his unique contributions to the Company. It also keeps his base salary in line with CEOs of comparable companies.

Justin Bliffen	$190,000	$250,000	+32%	• Salary increase recognizes Mr. Bliffen's increased responsibilities with the Company coincident with his promotion to Chief Financial Officer.

R. Curt Dacar	$400,000	$400,000	N/A

•

Mr. Dacar's salary remained static in fiscal year 2014. We did not increase Mr. Dacar's salary given that it had been increased from $340,000 to $400,000 during fiscal year 2013 and his responsibilities remained the same in fiscal year 2014.

Peter Hill	$300,000	$75,000	-75%	• Salary decrease reflects Dr. Hill's new role as a non-executive advisor to the Company.

Joseph Feiten	$275,000	N/A	N/A

•

Mr. Feiten's salary remained static in fiscal year 2014 prior to his retirement. We did not increase Mr. Feiten's salary given his pending retirement and the fact that his responsibilities with the Company decreased or remained the same in fiscal year 2014.

        Cash Bonuses.    For fiscal year 2014, the Company paid or provided annual performance bonuses to its named executive officers who were executives as of the end of the fiscal year, as well as an inducement bonus for Mr. Samuels, as follows:

  Annual Performance Bonuses.

        Amounts:    For fiscal year 2014, the Committee determined to pay the following annual cash performance bonuses to our named executive officers:

Executive	Performance Bonus Amount	Performance Bonus as a % of Salary	Specific Reason(s) for Bonus Decision
Jonathan Samuels	$1,000,000	200%	• Bonus was earned based on achievement of Company KPIs, as described in detail below

Justin Bliffen	$187,500	75%	• Bonus was recommended by Mr. Samuels after evaluation of Mr. Bliffen's performance in fiscal year 2014, and after taking into account Mr. Bliffen's continued growth as CFO

R. Curt Dacar	$340,000	85%	• Bonus was formulaic and based on a percentage of RockPile EBITDA.

Peter Hill	N/A	N/A	• Dr. Hill is not eligible for employment-related bonuses

Joseph Feiten	N/A	N/A	• Mr. Feiten was ineligible for a performance bonus for fiscal year 2014 as a result of his retirement from the Company

        Key Performance Indicators for fiscal year 2014 CEO Performance Bonus:    Mr. Samuels' fiscal year 2014 cash performance bonus was based on his achievement of the following quantitative and qualitative KPIs:

KPI	Description	Why we use this KPI
Quantitative KPIs
Production Growth	Actual oil and gas production volume for the year (Exit Rate)	Growth in oil and gas production correlates to increased revenue and cash flow
Reserve Growth	Incremental growth in oil and gas reserve growth (measured by reference to total proved reserves as of the end of the fiscal year)	Increased oil and gas reserves correlate to a stronger business both now and in the future
Finding and Development Costs/BOE	Finding and development costs per Boe	Our efficiency in finding and developing oil and gas assets is strongly correlated with our earnings and cash flow
Lease Operating Expense	Lease operating expense per Boe	Our ability to operate our oil and gas leases efficiently strongly correlates with our earnings and cash flow
Qualitative KPIs
Balance Sheet Management	Exit leverage, liquidity, compliance with financial covenants, along with a subjective component	Maintaining a strong balance sheet is essential to our ability to grow our business and deliver stockholder value
Strategic Items	Operated inventory, scale of operations, analyst research coverage, volume/liquidity, acceptance of vertical integration strategy	Our continued success is dependent on Mr. Samuels ability to deliver on strategic items
Quality, Health, Safety and Environment	Subjective measure of health and safety operations and respect to environment	Health and safety are a top priority for us as a Company
Caliber Growth/Management	Subjective measure of Caliber's growth and management	Caliber is a growing and important segment of our business
RockPile Growth/Leadership	Subjective measure of RockPile's growth and leadership	RockPile is a growing and important segment of our business
Discretionary	Subject measure of overall Company performance

We believe it is critical to allow the Committee discretion to evaluate the overall performance of both the Company and Mr. Samuels, and to allow the Committee flexibility to account for events or situations that are unforeseen at the time of adoption of the KPIs

        Upon completion of fiscal year 2014, we reviewed Mr. Samuels' performance relative to the quantitative and qualitative KPIs described above and determined that he should receive the maximum cash bonus to which he is eligible—200% of base salary.

        CEO Inducement Bonus.    In furtherance of the Committee's philosophy to aggressively secure the long-term service of our high performing executives, the Company awarded to Mr. Samuels an inducement bonus coincident with the execution of his amended employment agreement in July of 2013. The inducement bonus totaled $1,250,000, and was payable in equal quarterly installments on July 4, 2013, August 1, 2013, November 1, 2013, and February 1, 2014. The Company believes that the inducement bonus was critical to securing Mr. Samuels' services for the long-term and to address any perceived compensation shortfall related to his performance in prior fiscal years.

Long-Term Equity-Based Incentives.

        For fiscal year 2014, we awarded several different types of long-term equity based incentives, each as described below.

        Restricted Stock Units.    Over the past few years we have used RSUs as a significant long-term equity-based incentive for our executives and employees. Each RSU entitles the holder thereof to receive one share of our Common Stock for each RSU that becomes vested. The Committee, based on its experience and after consultation with its compensation consultants, believes RSUs are an appropriate form of equity incentive for our named executive officers as they (i) typically result in less dilution than stock options, (ii) have the same financial accounting consequences as other stock-based compensation awards, (iii) provide the same economics and are generally equivalent to equity ownership, and (iv) tend to positively affect risk management. In or with respect to fiscal year 2014 performance, we made the following RSU grants to our named executive officers:

Executive	RSUs	Grant Date	Specific Reason(s) for Action
Jonathan Samuels	150,000	April 9, 2013

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Annual grant made in early fiscal year 2014 in respect of Mr. Samuel's fiscal year 2013 performance. The grant vests fractionally over five years (10%, 10%, 10%, 10%, 60%) to encourage retention. We did not grant RSUs to Mr. Samuels for fiscal year 2014 performance and, at this time, do not intend to grant RSUs to Mr. Samuels in future years. We believe Mr. Samuels is adequately incentivized from an equity compensation perspective based on his CEO Option Grant and the RSUs he was granted for fiscal year 2013 performance and in prior years.

Justin Bliffen	6,638	March 7, 2013	• Annual grant made in early fiscal year 2014 in respect of Mr. Bliffen's fiscal year 2013 performance. The grant vests fractionally over four years (20%, 20%, 20%, 40%) to encourage retention.

Executive	RSUs	Grant Date	Specific Reason(s) for Action
	250,000	May 1, 2013

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Initial "sign-on" grant made coincident with Mr. Bliffen's promotion to Chief Financial Officer in order to recognize his promotion and enhanced role and responsibilities with the Company. The grant vests in equal installments over five years to encourage retention.

	100,000	April 28, 2014

•

Annual grant made in early fiscal year 2015 in respect of Mr. Bliffen's fiscal year 2014 performance. The amount of the grant was determined upon recommendation of Mr. Samuels and was approved by the Committee after considering Mr. Bliffen's performance, market competitive compensation, and internal pay equity. The grant vests fractionally over five years (10%, 10%, 10%, 10%, 60%) to encourage retention.

R. Curt Dacar	80,000	April 28, 2014

•

Annual grant made in early fiscal year 2015 in respect of fiscal year 2014 performance. Given RockPile's increased importance to the Company's business, we felt it prudent to incentivize Mr. Dacar on a Company-wide basis, and not just on a RockPile specific basis. The amount of the grant was determined upon recommendation of Mr. Samuels and was approved by the Committee after considering Mr. Dacar's performance, market competitive compensation, other RockPile equity incentives held or to be received by Mr. Dacar, and internal pay equity. One half of the grant vests fractionally over five years (10%, 10%, 10%, 10%, 60%), with the other half vesting on a five year cliff basis.

Peter Hill	50,000	April 9, 2013

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Annual grant made in early fiscal year 2014 in respect of Dr. Hill's fiscal year 2013 performance. The grant vests ratably over two years. Dr. Hill ceased to be an executive employee in early fiscal year 2014, making it unnecessary to make a grant of RSUs to him for fiscal year 2014 with respect to his employment.

Joseph Feiten	N/A	N/A	• Mr. Feiten retired in fiscal year 2014, making it unnecessary to make a grant of RSUs to him in or for fiscal year 2014.

  CEO Option Grant

        The CEO Option Grant covers a total of 6,000,000 shares of Company Common Stock and is divided into five tranches, each with a different exercise price, as follows:

Number of Shares	Exercise Price
750,000	$7.50 per share
750,000	$8.50 per share
1,500,000	$10.00 per share
1,500,000	$12.00 per share
1,500,000	$15.00 per share

The closing price of the Company's Common Stock on the NYSE MKT on July 3, 2013, the last trading day prior to the execution date of the CEO Option Grant, was $7.16 per share.

        Each tranche of the CEO Option Grant generally vests and becomes exercisable on the same vesting schedule, with 10% of each tranche becoming vested and exercisable on each of the first two anniversaries of the grant date, 50% of each tranche becoming vested and exercisable on the third anniversary of the grant date, 20% of each tranche becoming vested and exercisable on the fourth anniversary of the grant date, and the remaining 10% of each tranche becoming vested and exercisable on the fifth anniversary of the grant date. Once any portion of the CEO Option Grant becomes vested, it is exercisable by Mr. Samuels from time to time and in such amounts as Mr. Samuels may choose, until the option expires.

        The options expire 10 years after their grant date; provided, however, that the options may expire sooner if Mr. Samuels terminates employment or the Company undergoes a change in control. In general, upon Mr. Samuels' termination of employment, any portion of the option that was unvested (after giving effect to any accelerated vesting required by the Employment Agreement) shall be forfeited, and any portion of the option that was then vested (or that becomes vested upon termination as a result of the Employment Agreement) shall remain exercisable for the remainder of the stated option term. Upon a "change of control," the options will become vested and exercisable in full.

        We believe the CEO Option Grant appropriately aligns Mr. Samuels' interests with those of our stockholders. Because each tranche of the options was "out-of-the-money" upon grant, and because many of the tranches (representing the majority of the option) were significantly "out-of-the-money" upon grant, the options provide a strong incentive for Mr. Samuels to increase the value of our stock price, which is in line with our stockholders' interests. In addition, the large size of the grant and the related upside provide a strong incentive for Mr. Samuels to remain with the Company for the long-term, which is in line with the Committee's philosophy to be aggressive in retaining the services of our high performing executives for the long-term.

  CEO Transaction Bonus Program

        The CEO transaction bonus program is a cash bonus payable upon a liquidity event involving RockPile or Caliber based on the gain realized by the Company relative to its initial investment in the relevant entity. The amount of this bonus would be equivalent to 5% of that gain in Caliber for a Caliber liquidity event, and 3.5% of that gain in RockPile for a RockPile liquidity event. The right to the bonus vests in thirds on the first three anniversaries of the execution date of the Employment Agreement, with acceleration or forfeiture of the unvested portions of such right upon the occurrence of certain events.

        We believe the CEO transaction bonus program appropriately incentivizes Mr. Samuels with respect to the specific growth of both RockPile and Caliber, which are both important to our long-term success. We believe that providing an incentive with respect to RockPile and Caliber will motivate Mr. Samuels to focus on the individual needs of each of those business units.

  RockPile Series B Units

        RockPile's Series B Units are profits interests in RockPile that have the same general economics as stock options. Accordingly, each Series B Unit generally entitles the holder thereof to the increase in value above the dollar amount per unit that would, in the reasonable determination of RockPile's Board of Managers, be distributed with respect to the existing Series B Units if the assets of RockPile were sold for their fair market value and the proceeds (net of any liabilities of RockPile) were distributed.

        We believe that Series B Units are an effective means of aligning the interests of our RockPile executives (such as Mr. Dacar) with the interests of RockPile and Triangle (as RockPile's sole stockholder). We have not, and do not plan to, grant Series B Units to our named executive officers that are not RockPile executives. On April 9, 2014, we approved the grant to Mr. Dacar of 600,000 Series B Units which vest over a five year period, with half vesting fractionally over such period (10%, 10%, 10%, 10%, 60%) and the other half vesting in a single tranche at the end of the five year period. The grant was made in respect of Mr. Dacar's fiscal year 2014 performance upon recommendation of Mr. Samuels, and was approved by the Committee after considering Mr. Dacar's performance, other RockPile profits interests held by Mr. Dacar, market competitive compensation, and internal pay equity.

Severance and Change-in-Control Benefits

        In fiscal year 2014, we entered into an amended employment agreement with Mr. Samuels and a new employment agreement with Mr. Bliffen, each of which provide severance and change-in-control protections to such individuals. Mr. Dacar entered into an employment agreement with RockPile in December 2012 that also provides severance and change in control protections. Please see "Potential Payments upon Termination or Change of Control," below, for a description of the employment agreements in effect as of the last day of our fiscal year 2014, along with detailed information concerning the termination benefits provided to our named executives. The Committee believes that the severance amounts that may be paid upon termination of employment (whether before or after a change in control of the Company) ensure that the interests of the executive officers will be materially consistent with the interests of the Company's stockholders and strike a proper balance between the hiring, motivating and retention effects described above, without providing excessive benefits to executives. Neither Mr. Feiten nor Dr. Hill were entitled to severance as a result of the change in their respective roles that took place in fiscal year 2014.

Other Post-Termination Arrangements

  Joseph Feiten

        On June 18, 2013, we entered into a Retirement and General Release Agreement (the "Retirement Agreement") with Joseph Feiten, who was at the time serving as the Company's Principal Accounting Officer, setting forth certain terms relating to Mr. Feiten's retirement from the Company effective December 10, 2013 (the "Retirement Date"). Pursuant to the Retirement Agreement, Mr. Feiten continued to receive his base salary and benefits through the Retirement Date, and he received a cash payment of $75,000 upon retirement. Mr. Feiten is also continuing to provide consulting services to the Company for the two year period following the Retirement Date for consulting fees of $50,000 per year. Mr. Feiten's unvested equity grants will also continue to vest on their original vesting schedules during the two year post-retirement consulting period assuming continuation of the consulting relationship during that time.

        We entered into the Retirement Agreement with Mr. Feiten because we felt it important (i) that he remain an employee for several months prior to retiring in order to ensure our accounting function continued to run smoothly until such time as we could suitably backfill his position, and (ii) that he consult with us for a reasonable transition period following the Retirement Date so that we would not lose his knowledge and expertise. We believe the Retirement Agreement accomplishes the Company's goals at a reasonable cost.

  Peter Hill

        On February 12, 2013, Dr. Hill resigned from his executive position as Executive Chairman and retained his role as Chairman of the Board of Directors. At the same time, Dr. Hill assumed a non-executive position with the Company as a senior advisor. In connection with the transition in Dr. Hill's employment role, his base salary was reduced from $300,000 per annum to $75,000 per annum, effective as of July 1, 2013. As an employee, Dr. Hill is eligible for all employee benefits offered generally to employees of the Company, but he does not participate in any of our cash or equity plans in regards to his employment-related services.

Benefits and Perquisites

        In July 2013, we adopted a 401(k) retirement plan for Company employees, with a limited contribution matching program that began in January 2014. Otherwise, we did not make any material changes to our benefits and perquisites in fiscal year 2014. All of our named executive officers participate in the broad-based employee benefit programs offered generally to our employees. We provided limited perquisites to Mr. Samuels in the form of a monthly car allowance and, beginning in fiscal year 2015, a long-term care benefit. In previous fiscal years we have provided Mr. Samuels a rental subsidy on his housing in Denver, Colorado.

Compensation Committee Report

        We, the Compensation Committee of the Board of Directors, have reviewed and discussed the Compensation Discussion and Analysis (set forth above) with the management of the Company, and, based on such review and discussion, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

Compensation Committee:

Gus Halas, Chairman
Randal Matkaluk
F. Gardner Parker
Roy A. Aneed

SUMMARY COMPENSATION TABLE

        The following table sets forth information regarding the compensation of our named executive officers for the fiscal years ending January 31, 2014, 2013, and 2012:

Name & Principal Position	Fiscal Year	Salary		Bonus(f)	Stock Awards(g)		Option Awards(g)	All Other Compensation(i)	Total
Jonathan Samuels,	2014	$459,560	(a)	$2,250,000	$934,500		$19,451,175	$18,000	$23,113,235
President and Chief Executive	2013	$389,423		$800,000	$1,000,500		$—	$15,000	$2,204,923
Officer and former Chief	2012	$303,462		$600,000	$3,865,978		$—	$16,339	$4,785,779
Financial Officer(a)
Justin Bliffen,	2014	$249,368	(b)	$187,500	$1,370,006		$—	$—	$1,806,874
Chief Financial Officer(b)
R. Curt Dacar,	2014	$405,058	(c)	$340,000	$—		$—	$18,000	$763,058
Chief Executive Officer of
RockPile(c)
Peter Hill,	2014	$166,690	(d)	$—	$511,000	(h)	$—	$56,250	$733,940
Chairman of the Board and	2013	$321,154		$200,000	$1,000,500		$—	$—	$1,521,654
former Executive Chairman	2012	$353,462		$600,000	$4,128,526		$—	$16,075	$5,098,063
and former Chief Executive
Officer(d)
Joseph Feiten,	2014	$235,822	(e)	$75,000	$—		$—	$30,259	$341,081
former Principal Accounting	2013	$262,519		$—	$400,200		$—	$—	$662,719
Officer and former Chief	2012	$51,508		$—	$427,200		$—	$—	$478,708
Financial Officer(e)

(a)
Effective July 4, 2013, the Company entered into an amended employment agreement with Mr. Samuels, at which time his annual base salary was increased from $400,000 to $500,000 per annum.

(b)
Effective February 13, 2013, the Company appointed Mr. Bliffen as Chief Financial Officer and Principal Financial Officer. Coincident with this change in role, Mr. Bliffen entered into an employment agreement on May 1, 2013, with a February 13, 2013 effective date, which increased his base salary from $190,000 per annum to $250,000 per annum. Fiscal year 2014 is the first year in which Mr. Bliffen served as an executive officer of the Company.

(c)
Mr. Dacar entered into an employment agreement with RockPile in December 2012 pursuant to which he receives a base salary of $400,000 per annum. Fiscal year 2014 is the first year in which Mr. Dacar was determined to be an executive officer of the Company.

(d)
Effective February 13, 2013, Dr. Hill relinquished his executive role with the Company but remained the Chairman of the Board. At the same time, Dr. Hill assumed a non-executive employee position with the Company as a senior advisor. In connection with the transition in Dr. Hill's employment role, his base salary was reduced from $300,000 per annum to $75,000 per annum, effective as of July 1, 2013.

(e)
Effective February 13, 2013, Mr. Feiten relinquished his role as Chief Financial Officer but remained with the Company as Principal Accounting Officer. On December 10, 2013, Mr. Feiten retired from the Company pursuant to the terms of a Retirement and General Release Agreement entered into with the Company on June 18, 2013.

(f)
The Committee approved the payment of fiscal year 2014 short-term incentive cash bonuses in the amount of $1,000,000 for Mr. Samuels, $187,500 for Mr. Bliffen, and $340,000 for Mr. Dacar, based on their performances and responsibilities during the fiscal year. Mr. Samuels also received an inducement bonus of $1,250,000 in connection with signing his amended employment agreement. Mr. Feiten received a $75,000 payment following his retirement from the Company in December 2013, as stipulated in his Retirement and General Release Agreement.

(g)
The value of stock awards and option awards made during the fiscal year are based upon the aggregate grant date fair value, determined in accordance with the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 718 "Compensation—Stock Compensation". The discussion of the assumptions used in calculating these values can be found in the footnotes to the Grants of Plan-Based Awards table below and in Note 20, "Share-Based Compensation," of the Notes to Consolidated Financial Statements included in the Company's Form 10-K for the fiscal year ended January 31, 2014. The value of these stock awards and option awards is expensed over the term of the award upon vesting.

(h)
Dr. Hill was granted an award of 30,000 RSUs on August 30, 2013 for his services as Chairman of the Board of Directors, which will vest entirely on August 30, 2014 and were valued at the closing price of our Common Stock of $6.65 per share on the grant date. This RSU grant is also reported in the "Director Compensation" table above.

(i)
For fiscal year 2014, other compensation reflects (i) car allowance provided to Mr. Samuels and Mr. Dacar, (ii) fees to Dr. Hill of $75,000 per year for his services as Chairman of the Board of Directors, prorated from July 2013 after he transitioned away from his role as an executive officer of the Company, and (iii) an accrued vacation payment plus post-retirement consulting fees of $50,000 per year for Mr. Feiten, prorated for the period from his Retirement Date through the end of fiscal year 2014. Dr. Hill's fees for his services as Chairman of the Board of Directors are also reported in the "Director Compensation" table above.

GRANTS OF PLAN-BASED AWARDS

          The following table sets forth information regarding the number of plan-based awards that were awarded to our named executive officers in fiscal year 2014:

Name	Grant Date(a)	All Other Stock Awards: Number of Shares or Units(a)		Grant Date Fair Value of Stock Awards(a)	Number of Option Awards		Grant Date Fair Value of Option Awards		Grant Date Fair Value of All Awards
Jonathan Samuels	4/9/2013	150,000		$934,500	—		$—		$934,500
Jonathan Samuels	7/4/2013	—		$—	6,000,000	(b)	$19,451,175	(b)	$19,451,175
Justin Bliffen	3/7/2013	6,638		$45,006	—		$—		$45,006
Justin Bliffen	5/1/2013	250,000		$1,325,000	—		$—		$1,325,000
Peter Hill	4/9/2013	50,000		$311,500	—		$—		$311,500
Peter Hill	8/30/2013	30,000	(c)	$199,500	—		$—		$199,500

(a)
The stock awards were grants of RSUs. Each unit represents a right at its vesting to receive one share of the Company's Common Stock. Vesting is contingent upon continued employment over a period of years, with annual vesting of a specified percentage to occur on each anniversary of the award date through the final vesting date. In accordance with FASB ASC Topic 718, the grant date fair value of the stock awards was the number of granted RSUs multiplied by the closing price per share of our Common Stock on the award date.

(b)
Each option award represents a right at its vesting to purchase one share of the Company's Common Stock at the stated exercise price. The options are convertible into (i) 750,000 shares of Common Stock at an exercise price of $7.50 per share, (ii) 750,000 shares of Common Stock at an exercise price of $8.50 per share, (ii) 1,500,000 shares of Common Stock at an exercise price of $10.00 per share (iii) 1,500,000 shares of Common Stock at an exercise price of $12.00 per share, and (iv) 1,500,000 shares of Common Stock at an exercise price of $15.00 per share. Full vesting is contingent upon continued employment over a period of five years with 10%, 10%, 50%, 20%, and 10% of each tranche vesting and becoming exercisable on each of the first five anniversaries of the July 4, 2013 grant date. On August 30, 2013, the date on which the Company's stockholders approved the CEO Option Grant, the closing price of the Company's Common Stock on the NYSE MKT was $6.65 per share. The grant date present value is based on the Black-Scholes option pricing model adapted for use in calculating the fair value of executive stock options, using the following assumptions: volatility—62.0 percent; risk free rate of return—2.18 percent; dividend yield—0.0 percent; and expected option life—6.3 years. There were no adjustments made to the model for non-transferability or risk of forfeiture. The actual value, if any, Mr. Samuels may realize will depend on the excess of the market price over the exercise price on the date the option is exercised. There is no assurance the value realized by Mr. Samuels will be at or near the value estimated by the Black-Scholes model.

(c)
Dr. Hill was granted an award of 30,000 RSUs on August 30, 2013 for his services as Chairman of the Board of Directors. This RSU grant is also reported in the "Director Compensation" table above.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

        The following table sets forth information regarding the number of equity awards outstanding and held by our named executive officers as of January 31, 2014:

	Option Awards								Stock Awards
									Number of Shares or Units of Stock that Have Not Vested(a)	Market Value of Shares or Units of Stock That Have Not Vested(b)
	Number of Common Stock Shares Underlying Unexercised Options
					Option Exercise Price		Option Expiration Date
Name	Exercisable		Unexercisable
Jonathan Samuels	63,333				$1.25		11/30/14		420,909		$3,203,117
	—		750,000		$7.50		7/3/23			$
	—		750,000		$8.50		7/3/23			$
	—		1,500,000		$10.00		7/3/23			$
	—		1,500,000		$12.00		7/3/23			$
	—		1,500,000		$15.00		7/3/23			$
Justin Bliffen	—		—		$—		—		311,638		$2,371,565
Peter Hill	—		—		$—		—		356,969		$2,716,537
Joseph Feiten	—		—		$—		—		74,666		$568,211
R. Curt Dacar	800,000	(c)	400,000	(c)	$—	(c)	—	(c)	—		$—

(a)
These RSUs vest as follows:

Vesting Date	Mr. Samuels	Dr. Hill	Mr. Feiten	Mr. Bliffen
February 1, 2014	50,909	56,969
March 1, 2014				25,000
March 6, 2014	30,000	30,000	12,000
March 7, 2014				1,328
March 28, 2014	100,000	100,000
April 9, 2014	15,000	25,000
May 1, 2014				50,000
August 30, 2014		30,000
November 1, 2014			26,666
December 15, 2014				10,000
March 6, 2015	30,000	30,000	12,000
March 7, 2015				1,328
April 9, 2015	15,000	25,000
May 1, 2015				50,000
December 15, 2015				20,000
March 6, 2016	60,000	60,000	24,000
March 7, 2016				1,328
April 9, 2016	15,000
May 1, 2016				50,000
March 7, 2017				2,654
April 9, 2017	15,000
May 1, 2017				50,000
April 9, 2018	90,000
May 1, 2018				50,000

Total	420,909	356,969	74,666	311,638

(b)
Value of RSUs is equal to the number of RSUs outstanding on January 31, 2014 multiplied by $7.61, the closing price of our Common Stock on such date.

(c)
Represents Series B-1 Units (profits interests) in RockPile. The Series B-1 Units have no exercise price or expiration date.

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth information regarding option exercises and RSU vesting with respect to our named executive officers in fiscal year 2014:

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise		Value Realized on Exercise(a)		Number of Shares Acquired on Vesting	Value Realized on Vesting(b)
Jonathan Samuels	—		$—		180,909	$1,186,027
Justin Bliffen	—		$—		35,000	$251,450
R. Curt Dacar	400,000	(c)	$—	(c)	—	$—
Peter Hill	93,333		$787,731		186,970	$1,225,544
Joseph Feiten	—		$—		38,667	$348,577

(a)
The value of stock options exercised in fiscal year 2014 is determined by multiplying the number of options exercised by the difference between the exercise price and the market value of the Company's Common Stock on the exercise date.

(b)
The value of RSUs that vested in fiscal year 2014 is determined by multiplying the number of shares vesting by the market value of the shares on the vesting date.

(c)
Represents Series B-1 Units (profits interests) in RockPile. The Series B-1 Units have no exercise price. The 400,000 Series B-1 Units vested on January 1, 2014. As no fair market value assessment of RockPile had been conducted as of January 1, 2014, the value realized on exercise is not determinable.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Employment Agreements

        As described above, each of Mr. Samuels, Mr. Bliffen and Mr. Dacar has entered into an employment agreement that provides for certain benefits upon termination of employment, including after a change in control. The agreements, as in effect on the last day of fiscal year 2014, are summarized below.

Mr. Samuels

        The agreement with Mr. Samuels provides for an annual salary of not less than $500,000. In addition, Mr. Samuels is eligible to receive an annual cash bonus of up to 200% of base salary based upon performance (the "Samuels STI Award"), as determined by the Compensation Committee. Mr. Samuels is no longer eligible for an annual long-term incentive award as a result of stockholder approval of the CEO Option Grant at the Company's 2013 Annual Meeting of Stockholders. Additionally, he is entitled to participate in any and all benefit plans in effect for executives from time to time, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. In the event that Mr. Samuels' employment is terminated by us without Cause or by Mr. Samuels with Good Reason (as each such term is defined in the agreement) or as a result of his death or disability while traveling on official Company business, he is entitled to any unpaid Samuels STI Award, the target Samuels STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), the immediate vesting of all outstanding equity incentive awards, the continuation of payment of annual salary for 18 months, and health benefits for an 18-month period. In the event Mr. Samuels is terminated with Cause or terminates voluntarily without Good Reason, he is generally not entitled to any benefits upon termination. In the event that Mr. Samuels provides notice of non-extension of the term of his employment, he is only entitled to any unpaid Samuels STI Award. If we provide notice of non-extension of the term of Mr. Samuels' employment, he would generally be entitled to any unpaid Samuels STI Award, the immediate vesting of all outstanding equity incentive awards, the continuation of payment of annual salary for 12 months, and health benefits for a 12-month period. In the event that Mr. Samuels' termination occurs following a Change of Control (as defined in the agreement), he is entitled to a lump-sum cash payment of two and one-half times his annual salary, any unpaid Samuels STI Award, the target Samuels STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), health benefits for a 30-month period and the immediate vesting of all outstanding equity incentive awards. Payment of severance benefits may be conditioned upon Mr. Samuels' execution of a release of claims against us. In the event that Mr. Samuels' employment is terminated as a result of his death or disability while not traveling on official company business, he would generally be entitled to any unpaid Samuels STI Award and the immediate vesting of all outstanding equity incentive awards.

Mr. Bliffen

        The agreement with Mr. Bliffen provides for an annual salary of not less than $250,000. In addition, Mr. Bliffen is eligible to receive an annual cash bonus (the "Bliffen STI Award"), as determined by the Committee. Additionally, he is entitled to participate in any and all benefit plans in effect for executives from time to time, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. In the event that Mr. Bliffen's employment is terminated by us without Cause (as defined in the agreement) or as a result of his death or disability while traveling on official Company business, he is entitled to any unpaid Bliffen STI Award, the continuation of payment of annual salary for six months, and health benefits for a six-month period. In the event that Mr. Bliffen is terminated with Cause or terminates voluntarily, he is generally not entitled to any benefits upon termination. In the event that Mr. Bliffen's employment is terminated following a Change of Control (as defined in the agreement), he is entitled to a lump sum cash payment of one times his annual salary, any unpaid Bliffen STI Award, the target Bliffen STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), health benefits for a 12-month period and the immediate vesting of all outstanding equity incentive awards. Payment of severance benefits may be conditioned upon Mr. Bliffen's execution of a release of claims against us. In the event that Mr. Bliffen is terminated as a result of his death or disability while not traveling on official Company business, he would generally be entitled to any unpaid Bliffen STI Award and the immediate vesting of all outstanding equity incentive awards.

Mr. Dacar

        The agreement with Mr. Dacar provides for an annual salary of not less than $400,000. In addition, Mr. Dacar is eligible to receive an annual cash bonus of up to 100% of base salary based upon performance (the "Dacar STI Award"), as determined by RockPile's Board of Managers. Mr. Dacar is also eligible for an annual long-term incentive award of up to 200% of base salary, as determined by RockPile's Board of Managers. Additionally, he is entitled to participate in any and all benefit plans in effect for executives from time to time, along with vacation, sick and holiday pay in accordance with RockPile's policies established and in effect from time to time. In the event that Mr. Dacar's employment is terminated without Cause or by Mr. Dacar with Good Reason (as each such term is defined in the agreement) or as a result of his death or disability while traveling on official RockPile business, he is entitled to any unpaid Dacar STI Award, the continuation of payment of annual salary for nine months, and health benefits for a nine-month period. In the event Mr. Dacar is terminated with Cause or terminates voluntarily without Good Reason, he is generally not entitled to any benefits upon termination. In the event that Mr. Dacar's term of employment is not extended, he is entitled to any unpaid Dacar STI Award, the continuation of payment of annual salary for three months, and health benefits for a six-month period. In the event that Mr. Dacar's termination occurs following a Change of Control (as defined in the agreement), he is entitled to a lump-sum cash payment of two times his annual salary, any unpaid Dacar STI Award, the target Dacar STI Award for the year in which termination occurs (pro-rated for the period worked prior to the termination), health benefits for a nine-month period and the immediate vesting of all outstanding Series B Units. Payment of severance benefits may be conditioned upon Mr. Dacar's execution of a release of claims against us. In the event that Mr. Dacar's employment is terminated as a result of his death or disability while not traveling on official RockPile business, he would generally be entitled to any unpaid Dacar STI Award.

Estimated Termination Benefits

        The following table quantifies the benefits that would have been received by Mr. Samuels, Mr. Bliffen and Mr. Dacar under their employment agreements had they experienced a termination of employment under various circumstances as of January 31, 2014 under the terms of their employment agreements in effect on such date:

Name	Payment Type	Termination with Cause, Resignation without Good Reason	Termination without Cause	Resignation with Good Reason	Termination following a Change in Control
Jonathan Samuels	Cash Severance	$—	$750,000	$750,000	$1,250,000
	Unpaid STI	$—	$1,000,000	$1,000,000	$1,000,000
	Equity Acceleration	$—	$3,285,617	$3,285,617	$3,285,617
	Health Benefits	$—	$11,014	$11,014	$18,356

	TOTAL	$—	$5,046,631	$5,046,631	$5,553,973

Justin Bliffen	Cash Severance	$—	$125,000	$—	$250,000
	Unpaid STI	$—	$187,500	$—	$187,500
	Equity Acceleration	$—	$—	$—	$2,371,565
	Health Benefits	$—	$5,787	$—	$11,574

	TOTAL	$—	$318,287	$—	$2,820,639

R. Curt Dacar	Cash Severance	$—	$300,000	$300,000	$800,000
	Unpaid STI	$—	$340,000	$340,000	$340,000
	Equity Acceleration	$—	$—	$—	$—	(a)
	Health Benefits	$—	$13,968	$13,968	$13,968

	TOTAL	$—	$653,968	$653,968	$1,153,968

(a)
In connection with a change of control, Mr. Dacar would have experienced a vesting acceleration of 400,000 Series B-1 Units (profits interests) in RockPile. As no fair market value assessment of RockPile had been conducted as of January 31, 2014, the value of the accelerated vesting is not determinable.

Report of the Audit Committee

        The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for the Company's fiscal year ended January 31, 2014, the Audit Committee:

  •
  Reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended January 31, 2014 with management and KPMG LLP, the Company's independent auditor;

  •
  Discussed with management and KPMG LLP the adequacy of the system of internal controls;

  •
  Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

  •
  Received the written disclosures and the letter from KPMG LLP regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with KPMG LLP its independence.

        The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate. In addition, the Audit Committee's meetings included executive sessions with the Company's independent auditor and the Company's accounting and reporting staff, in each case outside the presence of the Company's management.

        In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditor, which, in its report, expresses an opinion on the conformity of the Company's annual financial statements to accounting principles generally accepted in the United States of America.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2014 for filing with the SEC.

  Randal Matkaluk, Chairman
  Gus Halas
  F. Gardner Parker

Audit Committee Pre-Approval Policy

        Pursuant to the terms of the charter of the Audit Committee, the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Company's independent auditor. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent auditor in order to ensure that the provision of such services does not impair the auditor's independence. The Audit Committee has delegated interim pre-approval authority to the Chairman of the Audit Committee. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to Company management the Audit Committee's responsibility to pre-approve services performed by the independent auditor.

        The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. With respect to each proposed pre-approved service, the independent auditor must provide detailed back-up documentation to the Audit Committee regarding the specific service to be provided pursuant to a given pre-approval of the Audit Committee. Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Company's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. All of the services described in this Proxy Statement in "Proposal 2—Ratification of Appointment of our Independent Registered Public Accounting Firm," were approved by the Audit Committee.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed the firm of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2015, subject to ratification of the appointment by the Company's stockholders. KPMG LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2014. If the stockholders do not ratify the appointment of KPMG LLP, the adverse vote will be considered as a direction to the Audit Committee to select other auditors. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending January 31, 2015 will be permitted to stand unless the Audit Committee finds other reasons for making a change. Even if the selection of KPMG LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of new auditors at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

        A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

        As reported in our Current Report on Form 8-K filed with the SEC on January 12, 2012, on January 10, 2012 we changed our principal independent accountant from KPMG LLP, the Canadian member firm affiliated with KPMG International, to KPMG LLP, the United States member firm affiliated with KPMG International. The information set forth in that Form 8-K is incorporated herein by reference.

Audit Fees

        The aggregate fees billed by KPMG LLP (including fees billed by the Canadian member firm affiliated with KPMG International), during the fiscal years ended January 31, 2014 and 2013, for professional services rendered for the audit of our annual financial statements and internal control over financial reporting, the reviews of the financial statements included in our quarterly reports on Form 10-Q, and securities filings such as prospectuses, Forms S-3 and Forms S-8, were $1,321,500 and $647,469, respectively.

Audit-Related Fees

        The aggregate fees billed by KPMG LLP (including the Canadian member firm affiliated with KPMG International) during the fiscal years ended January 31, 2014 and 2013 for due diligence services were $nil and $11,900, respectively.

Tax Fees

        The aggregate fees billed by KPMG LLP (including the Canadian member firm affiliated with KPMG International) during the fiscal years ended January 31, 2014 and 2013 for tax related work were $32,190 and $5,250, respectively.

All Other Fees

        KPMG LLP did not bill us for any other services during the fiscal years ended January 31, 2014 and 2013.

        The Board of Directors and Audit Committee have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2015.

 PROPOSAL 3—APPROVAL OF THE TRIANGLE PETROLEUM CORPORATION 2014 EQUITY INCENTIVE PLAN

Description of the 2014 Incentive Plan

        On May 27, 2014, our Board of Directors adopted the 2014 Incentive Plan, an omnibus equity incentive plan pursuant to which the Company may grant equity and cash incentive awards to employees, officers, directors, and certain key service providers of the Company and its subsidiaries. Our Board of Directors believes the 2014 Incentive Plan is advisable in order to promote the success of the Company and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees and other eligible persons. Accordingly, the Board voted unanimously to adopt the 2014 Incentive Plan.

        Set forth below is a summary of the 2014 Incentive Plan, but this summary is qualified in its entirety by reference to the full text of the 2014 Incentive Plan, a copy of which is included as Annex A to this Proxy Statement.

Shares Available

        The 2014 Incentive Plan authorizes awards representing 6,000,000 shares of our Common Stock. The Administrator (as defined below) may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the 2014 Incentive Plan. Shares will be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. To the extent that an award under the 2014 Incentive Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the 2014 Incentive Plan and will be deemed to remain or to become available under the 2014 Incentive Plan. Shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to have been issued under the 2014 Incentive Plan and will reduce the number of shares remaining available for issuance under the 2014 Incentive Plan. The foregoing adjustments to the share limit of the 2014 Incentive Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Code.

        The number of shares available for issuance under the 2014 Incentive Plan (as well as the number of shares that may be issued as incentive stock options ("ISOs"), and the share limitations described below under the heading "Performance Based Compensation") are subject to proportionate adjustment by the Administrator (as defined below) in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock, or upon any exchange of Common Stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the Common Stock.

        Effective upon stockholder approval of the 2014 Incentive Plan, the Company's Amended and Restated 2011 Omnibus Incentive Plan shall terminate, and no additional awards may be made under such plan. All outstanding awards under the Amended and Restated 2011 Omnibus Incentive Plan shall continue in accordance with their applicable terms and conditions.

        As of the Record Date, the closing price per share of our Common Stock on the NYSE MKT was $10.42 per share and our total market capitalization was approximately $897.5 million.

Administration

        The 2014 Incentive Plan will be administered by our Board of Directors or by one or more committees of directors appointed by the Board (the "Administrator"). The Board may delegate different levels of authority to different committees with administrative and grant authority under the 2014 Incentive Plan. Any committee delegated administrative authority under the 2014 Incentive Plan may further delegate its authority under such plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2014 Incentive Plan. Any Administrator may also, within its administrative authority under the 2014 Incentive Plan and in accordance with applicable law, delegate to one or more officers of the Company the ability to make awards to Eligible Persons (as defined below) under the 2014 Incentive Plan. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Section 162(m) of the Code and Rule 16b-3 under the Exchange Act.

Eligibility

        Awards may be granted pursuant to the 2014 Incentive Plan only to persons who are eligible persons. Under the 2014 Incentive Plan, "eligible person" means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services to the Company or one of its subsidiaries; provided, however, that ISOs may be granted only to employees. As of the Record Date, the approximate number of Eligible Persons under the 2013 Plan included 390 officers or employees of the Company or one of its subsidiaries, eight directors of the Company or one of its subsidiaries, and an unspecified number of individual consultants to the Company or one of its subsidiaries.

Awards

        The 2014 Incentive Plan permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights ("SARs"); (c) restricted shares; (d) restricted stock units; (e) cash awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

        Option and SAR awards granted under the 2014 Incentive Plan must have an exercise price or base price of no less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent stockholders of the Company). Options and SAR awards shall become exercisable upon such conditions (which may include the passage of time or the attainment of certain performance criteria) as the Administrator may establish in its sole discretion. The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading "Consideration for Awards." Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent stockholders of the Company). If the Administrator does not specify otherwise in an award agreement, upon termination of a participant's employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided; however, that in the event of the participant's death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Company or its subsidiary; and (3) immediately upon a participant's termination for "cause."

Performance Based Compensation

        The 2014 Incentive Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria. Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under "Certain Federal Tax Consequences." The maximum aggregate number of shares that may be issued to any single participant pursuant to options and SARs during the term of the 2014 Incentive Plan shall not exceed 4,500,000 shares of Common Stock. The maximum aggregate number of shares that may be delivered pursuant to other performance-based equity awards granted during the 162(m) Term (as defined below) may not exceed 1,500,000 shares of Common Stock, and the maximum amount of cash compensation payable pursuant to performance-based cash awards granted during the 162(m) Term may not exceed $15,000,000. The 162(m) Term is the period beginning on the effective date of the 2014 Incentive Plan and ending on the date of the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders first approve the 2014 Incentive Plan (the "162(m) Term")

        The 2014 Incentive Plan includes the following performance criteria that may be used by the Administrator when granting performance-based awards: (1) total shareholder return; (2) net revenues (3) return on total stockholders' equity; (4) earnings per share of Company Common Stock; (5) net income (before or after taxes); (6) return on assets; (7) return on investment; (8) return on capital; (9) economic value added; (10) operating budget or margin; (11) contribution margin; (12) earnings from continuing operations; levels of expense, cost or liability; (13) earnings before all or any interest, taxes, depreciation, amortization and/or exploration expense ("EBIT", "EBITA", "EBITDA" or "EBITDAX"); (14) debt reduction; (15) market share; (16) reserve growth; (17) reserve replacement; (18) production growth; (19) finding/development costs; (20) lease operating expense; (21) captured prospects; (22) prospecting licenses signed; (23) operated prospects matured to drill ready; (24) drilling programs commenced; (25) drillable prospects, capabilities and critical path items established; (26) third-party capital sourcing; (27) captured net risked resource potential; (28) acquisition cost efficiency; (29) central lease sale position; (30) acquisitions of oil and gas interests; (31) increases in proved, probable or possible reserves; (32) finding and development costs; (33) overhead costs; (34) general and administration expense; (35) any combination of, or a specified increase or decrease of, one or more of the foregoing over a specified period; (36) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (37) any combination of the foregoing.

Fair Market Value

        Under the 2014 Incentive Plan, "fair market value" means the closing sales price per share of Common Stock on the U.S. national securities exchange or over-the-counter market on which such stock is principally traded on the date of determination. If the Common Stock is no longer listed on any national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator in good faith and, to the extent necessary, in accordance with the requirements of Section 409A of the Code.

Consideration for Awards

        The purchase price for any award granted under the 2014 Incentive Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

  •
  services rendered by the recipient of such award;

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  cash, check payable to the order of the Company, or electronic funds transfer;

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  notice and third party payment in such manner as may be authorized by the Administrator;

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  the delivery of previously owned and fully vested shares of Common Stock;

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  by a reduction in the number of shares otherwise deliverable pursuant to the award; or

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  subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

        In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option are valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price for the shares and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award by any method other than cash payment to the Company.

Change in Control

        Upon a change in control, each then-outstanding option and SAR will automatically become fully vested, all restricted shares and restricted stock units then outstanding will automatically fully vest free of restrictions, and each other award granted under the 2014 Incentive Plan that is then outstanding shall automatically become vested in full (assuming all performance targets have been achieved at 100% of target) and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a change in control (or upon any other event or other circumstance related to the change in control, such as an involuntary termination of employment occurring after such change in control, as the Administrator may determine), irrespective of whether any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the change in control.

        For purposes of the 2014 Incentive Plan, a "change in control" will be deemed to have occurred if:

            (i)  any person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing 40% or more of the Company's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph (iii) below;

           (ii)  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of the 2014 Incentive Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the effective date of the 2014 Incentive Plan or whose appointment, election or nomination for election was previously so approved or recommended;

          (iii)  there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing 40% or more of the combined voting power of the Company's then outstanding securities; or

          (iv)  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        Notwithstanding the foregoing, (1) a change in control will not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a change in control unless the change in control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

Certain Federal Tax Consequences

        The following summary of the federal income tax consequences of awards under the 2014 Incentive Plan is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

        Nonqualified Stock Options.    The grant of a nonqualified stock option under the 2014 Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant's subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

        Incentive Stock Options.    The grant of an ISO under the 2014 Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

        If the participant fails to satisfy either of the foregoing holding periods (referred to as a "disqualifying disposition"), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

        The "spread" under an ISO—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the alternative minimum tax liability.

        Restricted Stock.    Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant's subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

        Participants receiving restricted stock awards may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

        To the extent unrestricted dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the Company (subject to possible limitations imposed by the Code, including Section 162(m) thereof), unless the participant has made a Section 83(b) Election, in which case the dividends will be taxed at dividend rates and will not be deductible by the Company.

        Other Awards.    Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

        Code Section 409A.    Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the 2014 Incentive Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the 2014 Incentive Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

        Section 162(m) of the Code.    Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1.0 million paid to the Company's "covered employees." A "covered employee" is the Company's chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to "qualified performance based compensation," which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2014 Incentive Plan allow for the grant of options and stock appreciation rights that may be treated as "qualified performance based compensation" that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as "qualified performance based compensation," but it makes no assurance that either such type of award will be granted, or if granted, will be so treated.

New Plan Benefits

        No awards have been granted under the 2014 Incentive Plan as of the date of this Proxy Statement. All awards under the 2014 Incentive Plan will be granted at the discretion of the Administrator. Accordingly, future benefits, as well as benefits that would have been received in prior years had the 2014 Incentive Plan been in effect, are not determinable.

        If the Administrator issues awards under the 2014 Incentive Plan prior to stockholder approval of the 2014 Incentive Plan, such awards may only be settled in cash until such time as the Company's stockholders approve the 2014 Incentive Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
THE TRIANGLE PETROLEUM CORPORATION 2014 EQUITY INCENTIVE PLAN

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information related to our equity compensation plans under which our equity securities are authorized for issuance as of January 31, 2014:

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights		Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans(a)
Equity compensation plans approved by security holders
2009 Stock Option Plan	108,333	$1.25		—
Amended and Restated 2011 Omnibus Incentive Plan	2,875,628	$—	(b)	755,230
CEO Stand-Alone Stock Option Agreement	6,000,000	$11.25		—
Equity compensation plans not approved by security holders	—	$—		—
Total	8,983,961	$11.07	(c)	755,230

(a)
The number of securities remaining available for future issuances has been reduced by the number of securities to be issued upon exercise of outstanding options and RSUs subject to time vesting.

(b)
Shares of Common Stock to be issued based upon vesting of RSUs for continuous employment over a specified period of time. Weighted average exercise price calculation not applicable.

(c)
Weighted average exercise price excludes 2,875,628 shares issuable upon vesting of RSUs.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our Common Stock, to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports we received and on written representations from reporting persons, we believe that, during fiscal year 2014, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except with respect to a stock option grant to Jonathan Samuels on July 4, 2013, which was filed late via a Form 4 on July 10, 2013, and a grant of RSUs issued to Justin Bliffen on March 7, 2013, which was filed late via a Form 4 on May 3, 2013.

Related Party Transactions

        Other than as set forth below, from February 1, 2013 to the present, there was no transaction, or series of transactions, nor is there any currently proposed transaction, in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, or known beneficial holder of more than five percent of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, that is required to be disclosed under applicable SEC rules. Related party transactions are subject to review and oversight by our Audit Committee, unless they relate to compensation matters within the authority of the Compensation Committee.

        In May 2013, RockPile acquired the assets of Integrity Testing Services, a well pressure testing services company operating in the Williston Basin of North Dakota, in exchange for $311,735 in cash, with the full purchase price being allocated to the equipment acquired at fair market value. Integrity Testing Services is a limited liability company with five members. Four of those members include the spouse, sister-in-law, sister, and uncle and aunt (owned jointly) of Mr. Dacar, the Chief Executive Officer of RockPile. Based on their membership interest in Integrity Testing Services, Mr. Dacar's spouse received $77,933.75, his sister-in-law received $77,933.75, his sister received $51,748.01, and his uncle and aunt (as co-owners) received $51,748.01, respectively, as a result of the transaction. Because Mr. Dacar had yet to become an executive officer of the Company, the transaction was not subject to review by our Audit Committee. Nonetheless, RockPile's board of managers, which includes Mr. Samuels and Mr. Matkaluk, the Chairman of our Audit Committee, approved the transaction.

Future Proposals of Security Holders

        Any proposal that a stockholder wishes to include in the proxy materials for our 2015 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received no later than January 28, 2015, assuming that the 2015 Annual Meeting of Stockholders is held within 30 days before or after the anniversary of the Annual Meeting, and must be submitted in compliance with the rule. If the 2015 Annual Meeting of Stockholders is held on a date that is more than 30 days before or after the anniversary of the Annual Meeting, then the deadline for submission is a reasonable time before the Company begins to print and send its proxy materials for that meeting. Proposals should be directed to Triangle Petroleum Corporation, 1200 17th Street, Suite 2600, Denver, Colorado 80202, attention: Corporate Secretary.

        Any proposal or nomination for director that a stockholder wishes to propose for consideration at the 2015 Annual Meeting of Stockholders, but does not seek to include in our proxy statement under applicable SEC rules, must be submitted in accordance with Article II, Section 15 or 16 of our Bylaws, as applicable, and must be received at our principal executive offices no earlier than February 17, 2015 and no later than March 19, 2015. If the 2015 Annual Meeting of Stockholders is held on a date that is more than 25 days before or after the anniversary of the Annual Meeting, then the deadline for submission is the tenth day following the day on which the date of the 2015 Annual Meeting of Stockholders is publicly disclosed. Any such proposal must be an appropriate subject for stockholder action under applicable law and must otherwise comply with the requirements of our Bylaws.

        Pursuant to SEC Rule 14a-4(c)(1), if our Secretary receives any stockholder proposal at the address listed above after April 14, 2015 that is intended to be presented at the 2015 Annual Meeting of Stockholders (assuming that the meeting is held on July 17, 2015), the proxies designated by the Board will have discretionary authority to vote on such proposal.

Incorporation by Reference

        Documents incorporated by reference into this Proxy Statement but not included herein will be provided upon written or oral request and by first class mail within one business day of receipt of such request. You may call us at (303) 260-7125, or send a written request to Triangle Petroleum Corporation, 1200 17th Street, Suite 2600, Denver, Colorado 80202, attention: Corporate Secretary.

Householding of Materials

        In some instances, only one copy of this Proxy Statement and the other proxy material is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of this Proxy Statement and the other proxy materials, you may call us at (303) 260-7125, or send a written request to Triangle Petroleum Corporation, 1200 17th Street, Suite 2600, Denver, Colorado 80202, attention: Corporate Secretary. If you have received only one copy of this Proxy Statement and the other proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of this Proxy Statement and the other proxy materials may request delivery of a single copy, also by calling the number or writing to us at the address listed above.

Stockholder Communications

        The Board of Directors welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board of Directors, to any committee, to the independent directors, or to any director in particular, to: Triangle Petroleum Corporation, 1200 17th Street, Suite 2600, Denver, Colorado 80202, attention: Corporate Secretary.

Other Business

        The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

Jonathan Samuels
 President & Chief Executive Officer

Denver, Colorado
May 30, 2014

ANNEX A

TRIANGLE PETROLEUM CORPORATION
2014 EQUITY INCENTIVE PLAN

1.     PURPOSE OF PLAN

        The purpose of this 2014 Equity Incentive Plan (this "Plan") of Triangle Petroleum Corporation, a Delaware corporation (the "Corporation"), is to promote the success of the Corporation and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees and other eligible persons through the grant of equity awards.

2.     ELIGIBILITY

        The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An "Eligible Person" is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation's compliance with any other applicable laws. An Eligible Person who has been granted an award (a "participant") may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, "Subsidiary" means any entity in which the Corporation owns, directly or indirectly through one or more intermediaries, fifty percent or more of the total combined voting power of all classes of equity of such entity; and "Board" means the Board of Directors of the Corporation.

3.     PLAN ADMINISTRATION

        3.1    The Administrator.    This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The "Administrator" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such other number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine the Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

        With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

        3.2    Powers of the Administrator.    Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

          (a)   determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

          (b)   grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

          (c)   approve the forms of award agreements (which need not be identical either as to type of award or among participants);

          (d)   construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

          (e)   cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

          (f)    accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

          (g)   adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7) shall the terms of any outstanding awards be amended (by amendment, cancellation and regrant, or other means) to reduce the per share exercise or base price of any outstanding stock option or stock appreciation right or other award granted under this Plan, or be exchanged for cash, other awards or stock option or stock appreciation rights with an exercise price that is less than the per share exercise price of the original stock option or stock appreciation rights, without stockholder approval, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

          (h)   determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

          (i)    determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

          (j)    acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

          (k)   determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

        3.3    Binding Determinations.    Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

        3.4    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

        3.5    Delegation of Non-Discretionary Functions.    In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.     SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

        4.1    Shares Available.    Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. For purposes of this Plan, "Common Stock" shall mean the common stock of the Corporation, par value $0.00001 per share and such other securities or property as may become the subject of awards under this Plan pursuant to an adjustment made under Section 7.1.

        4.2    Share Limit.    The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 6,000,000 shares of Common Stock (the "Share Limit").

        The foregoing Share Limit is subject to adjustment as contemplated by Section 7.1 and Section 8.10.

        4.3    Awards Settled in Cash, Reissue of Awards and Shares.    The Administrator may adopt reasonable counting procedures to ensure appropriate counting and to avoid double counting (as, for example, in the case of tandem or substitute awards) as it may deem necessary or desirable in its sole discretion. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan. Shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to have been issued hereunder and shall reduce the number of shares remaining available for issuance under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

        4.4    Reservation of Shares; No Fractional Shares.    The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.     AWARDS

        5.1    Type and Form of Awards.    The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

          5.1.1    Stock Options.    A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5. Options may only be granted to Eligible Persons for whom the Corporation would be deemed to be an "eligible issuer of service recipient stock," as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E).

          5.1.2    Additional Rules Applicable to ISOs.    To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

          5.1.3    Stock Appreciation Rights.    A stock appreciation right or "SAR" is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the "base price"). The maximum term of a SAR shall be ten (10) years. SARs may only be granted to Eligible Persons for whom the Corporation would be deemed to be an "eligible issuer of service recipient stock," as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E).

          5.1.4    Restricted Shares.

            (a)    Restrictions.    Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

            (b)    Certificates for Shares.    Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse.

            (c)    Dividends and Splits.    As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan or held in escrow by the Corporation unless and until the related shares of restricted stock become vested. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

          5.1.5    Restricted Stock Units.

            (a)    Grant of Restricted Stock Units.    A restricted stock unit, or "RSU", represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock, or the Fair Market Value of one share of Common Stock paid in cash. The vesting or payment of an award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.

            (b)    Dividend Equivalent Accounts.    If (and only if) required by the applicable award agreement, prior to the expiration of the applicable vesting period of an RSU, the Administrator shall pay dividend equivalent rights with respect to RSUs, in which case the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall be paid the amounts or other property credited to such account upon vesting of the RSU.

            (c)    Rights as a Shareholder.    Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs unless and until such time as shares of Common Stock are issued to the participant. In the event an RSU is settled in cash, the participant receiving RSUs shall never receive stockholder rights with respect to such award. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU, if any, shall be treated as issued on the first date that the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock (or the settlement of an RSU in cash) under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

          5.1.6    Cash Awards.    The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below). Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

          5.1.7    Other Awards.    The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

        5.2    Section 162(m) Performance-Based Awards.    Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant ("Qualifying Options" and "Qualifying SARs," respectively) typically will be, granted as awards intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation's Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

          5.2.1    Class; Administrator.    The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

          5.2.2    Performance Goals.    The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be based on such business criteria as selected by the Administrator in its sole discretion ("Business Criteria") from the following: (1) total shareholder return; (2) net revenues (3) return on total stockholders' equity; (4) earnings per share of Company Stock; (5) net income (before or after taxes); (6) return on assets; (7) return on investment; (8) return on capital; (9) economic value added; (10) operating budget or margin; (11) contribution margin; (12) earnings from continuing operations; levels of expense, cost or liability; (13) earnings before all or any interest, taxes, depreciation, amortization and/or exploration expense ("EBIT", "EBITA", "EBITDA" or "EBITDAX"); (14) debt reduction; (15) market share; (16) reserve growth; (17) reserve replacement; (18) production growth; (19) finding/development costs; (20) lease operating expense; (21) captured prospects; (22) prospecting licenses signed; (23) operated prospects matured to drill ready; (24) drilling programs commenced; (25) drillable prospects, capabilities and critical path items established; (26) third-party capital sourcing; (27) captured net risked resource potential; (28) acquisition cost efficiency; (29) central lease sale position; (30) acquisitions of oil and gas interests; (31) increases in proved, probable or possible reserves; (32) finding and development costs; (33) overhead costs; (34) general and administration expense; (35) any combination of, or a specified increase or decrease of, one or more of the foregoing over a specified period; (36) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (37) any combination of the foregoing. To qualify awards as performance-based under Section 162(m), the applicable Business

  Criterion (or Business Criteria, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as "performance-based compensation" under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

          5.2.3    Form of Payment.    Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

          5.2.4    Certification of Payment.    Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

          5.2.5    Reservation of Discretion.    The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

          5.2.6    Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan (the "162(m) Term").

          5.2.7    Compensation Limitations.    The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 4,500,000 shares of Common Stock. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,500,000 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $15,000,000.

        5.3    Award Agreements.    Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed or accepted by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

        5.4    Deferrals and Settlements.    Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

        5.5    Consideration for Common Stock or Awards.    The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

  •
  services rendered by the recipient of such award;

  •
  cash, check payable to the order of the Corporation, or electronic funds transfer;

  •
  notice and third party payment in such manner as may be authorized by the Administrator;

  •
  the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

  •
  by a reduction in the number of shares otherwise deliverable pursuant to the award; or

  •
  subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

        In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

        5.6    Definition of Fair Market Value.    For purposes of this Plan "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (i) the closing sales price per share of Company Stock on the U.S. national securities exchange or over-the-counter market on which such stock is principally traded on the date of determination or (ii) if the shares of Company Stock are not then listed on any national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as reasonably determined by the Administrator in good faith and, to the extent necessary, in accordance with the requirements of Code Section 409A.

        5.7    Transfer Restrictions.

          5.7.1    Limitations on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

          5.7.2    Exceptions.    The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

          5.7.3    Further Exceptions to Limits on Transfer.    The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

            (a)   transfers to the Corporation,

            (b)   the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (c)   subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

            (d)   subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

            (e)   the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

        5.8    International Awards.    One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.     EFFECT OF TERMINATION OF SERVICE ON AWARDS

        6.1    Termination of Employment.

          6.1.1    Administrator Determination.    The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

          6.1.2    Stock Options and SARs.    For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant's death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant's termination for "cause." The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant's termination is for "cause."

          The term "cause" shall have the meaning assigned to such term in any individual employment or severance agreement or award agreement with the participant or, if no such agreement exists or if such agreement does not define "cause," cause shall mean (i) participant's act(s) of gross negligence or willful misconduct in the course of participant's employment that is or could reasonably be expected to be materially injurious to the Corporation or any of its Subsidiaries, (ii) willful failure or refusal by participant to perform in any material respect his or her duties or responsibilities, (iii) misappropriation by participant of any assets of the Corporation or any of its Subsidiaries, (iv) embezzlement or fraud committed by participant, or at his or her direction, (v) participant's conviction of, or pleading "guilty" or "no contest" to a felony under United States state or federal law.

          6.1.3    Restricted Stock and RSUs.    For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of a termination of employment or service, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares. Similar rules shall apply in respect of RSUs.

        6.2    Events Not Deemed Terminations of Service.    Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

        6.3    Effect of Change of Subsidiary Status.    For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.     ADJUSTMENTS; ACCELERATION

        7.1    Adjustments.    Upon or in contemplation of any of the following events described in this Section 7.1; any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

        7.2    Change in Control.    Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares and restricted stock units then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested in full (assuming all performance targets have been achieved at 100% of target) and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

        For purposes of this Plan, "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

            (i)  any Person (as defined below) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation) representing 40% or more of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

           (ii)  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date (as defined in Section 8.6.1), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii)  there is consummated a merger or consolidation of the Corporation with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation) representing 40% or more of the combined voting power of the Corporation's then outstanding securities; or

          (iv)  the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions. No compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

        For purpose of this Section, the term "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (i) the Corporation, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

        7.3    Early Termination of Awards.    Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days' notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

        The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

        7.4    Other Acceleration Rules.    Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

        7.5    Possible Rescission of Acceleration.    If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.     OTHER PROVISIONS

        8.1    Compliance with Laws.    This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        8.2    Future Awards/Other Rights.    No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

        8.3    No Employment/Service Contract.    Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

        8.4    Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

        8.5    Tax Withholding.    Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

          (a)   require the participant (or the participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

          (b)   deduct from any amount otherwise payable in cash to the participant (or the participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

        In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

        8.6    Effective Date, Termination and Suspension, Amendments.

          8.6.1    Effective Date and Termination.    This Plan was approved by the Board and became effective on May 27, 2014 (the "Effective Date"). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on May 27, 2024. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

          8.6.2    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

          8.6.3    Stockholder Approval.    To the extent then required by applicable law or any applicable stock exchange, or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

          8.6.4    Amendments to Awards.    Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

          8.6.5    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

        8.7    Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly provided herein, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        8.8    Governing Law; Construction; Severability.

          8.8.1    Choice of Law.    This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

          8.8.2    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          8.8.3    Plan Construction.

            (a)    Rule 16b-3.    It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

            (b)    Section 162(m).    Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

            (c)    Code Section 409A Compliance.    The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements ("Section 409A") to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant's award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

            (d)    No Guarantee of Favorable Tax Treatment.    Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

        8.9    Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        8.10    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.    Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

        8.11    Non-Exclusivity of Plan.    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        8.12    No Corporate Action Restriction.    The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

        8.13    Other Corporation Benefit and Compensation Programs.    Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

        8.14    Non-Competition, Code of Ethics and Clawback Policy.    By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the Plan, including participation therein, each participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Administrator and the Corporation's code of ethics policy and other policies applicable to such participant as is in effect from time to time. Awards shall be subject to any clawback policy adopted by the Corporation from time to time.

*      *      *      *      *

        As adopted by the Board of Directors of Triangle Petroleum Corporation on May 27, 2014.

TRIANGLE PETROLEUM CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 17, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints JONATHAN SAMUELS and JUSTIN BLIFFEN and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of common stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on July 17, 2014, at 9:00 a.m., local time, at our corporate offices, located at 1200 17th Street, Suite 2600, Denver, Colorado 80202, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSALS 2-3, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS PROPERLY PRESENTED FOR A VOTE AT THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Stockholders to Be Held On July 17, 2014

The following Proxy Materials are available for your review at

http://viewproxy.com/trianglepetroleum/2014/:

•                 Notice of the 2014 Annual Meeting of Stockholders;

•                 The Company’s 2014 Proxy Statement;

•                 The Company’s Annual Report on Form 10-K and for the fiscal year ended January 31, 2014; and

•                 The Proxy Card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

Please mark your votes like this ☒

1. Election of Directors NOMINEES: 01 Peter Hill 02 Jonathan Samuels 03 F. Gardner Parker 04 Gus Halas 05 Randal Matkaluk 06 Roy A. Aneed	FOR all Nominees listed to the left ☐	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. Proposal to ratify appointment of KPMG LLP as independent registered public accounting firm

☐FOR ☐AGAINST ☐ABSTAIN

3. Proposal to approve the Triangle Petroleum Corporation 2014 Equity Incentive Plan

☐FOR ☐AGAINST ☐ABSTAIN

I plan on attending the meeting ☐

Signature	Signature	Date , 2014

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

As a stockholder of TRIANGLE PETROLEUM CORPORATION, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 16, 2014.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY